As filed with the Securities and Exchange Commission on April 30, 2012

Registration Nos. 33-12000
and 811-5013

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                ☐
Pre-Effective Amendment No.                                                                                                                ☐

Post-Effective Amendment No. 29                                                                                                        ☒
and
 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      ☐
 Amendment No. 30                                                                                                                                ☒

United Investors Annuity Variable Account
(Exact Name of Registrant)

United Investors Life Insurance Company
(Name of Depositor)

     2801 Highway 280 South,
Birmingham, Alabama 35223
(Address of Depositor's Principal Executive Offices)

(205) 268-1000
Depositor's Telephone Number, including Area Code:

Max Berueffy, Esq.
United Investors Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Name and Address of Agent for Service:

     Copy to: Frederick R. Bellamy, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b) of Rule 485
☒ On May 1, 2012 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a) of Rule 485
☐ On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Variable Annuity Policies

Prospectus
May 1, 2012

     Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage IISM variable annuity policy.

      To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2012 (known as the “SAI”). For a free copy of the SAI, contact us at:

United Investors Life Insurance Co.
Variable Products Division
P. O. Box 1928
Birmingham, Alabama 35282-8238
Telephone: (800) 456-6330

     United Investors has filed the SAI with the U.S. Securities and Exchange Commission (the “SEC”) and has incorporated it by reference into this prospectus. The SAI’s table of contents appears on page 36 of this prospectus.

     The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

ADVANTAGE IISM
VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY issued by

United Investors Life Insurance Company through United Investors Annuity Variable Account

     The policy has 11 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and ten variable investment divisions which invest in the following mutual fund portfolios of Ivy Funds Variable Insurance Portfolios*:

•	Ivy Funds VIP Asset Strategy

•	Ivy Funds VIP Balanced

•	Ivy Funds VIP Bond

•	Ivy Funds VIP Core Equity

•	Ivy Funds VIP Growth

•	Ivy Funds VIP High Income

•	Ivy Funds VIP International Growth

•	Ivy Funds VIP Money Market

•	Ivy Funds VIP Science and Technology

•	Ivy Funds VIP Small Cap Growth

* Formerly named W&R Target Funds, Inc.

     Variable annuity policies involve certain risks, and you may lose some or all of your investment.

•	We do not guarantee how any of the investment divisions will perform.

•	The policy is not a deposit or obligation of any bank, and no bank or government agency endorses or guarantees the policy.

•	Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

VARIABLE ANNUITY POLICIES:

ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

Privacy Policy of United Investors Life Insurance Company (inside front cover).

U-1053, Ed. 5-11

PRIVACY POLICY

United Investors Life Insurance Company cares about protecting its policyholders’ privacy. In the process of providing the products and services you requested, we will collect, use and share certain information you provided. This Privacy Policy explains what information we collect and how we use that information. The policy also explains how we protect the security and confidentiality of your information.

Collection of Information

We collect and retain information necessary for us to provide the products and services you requested. In that process we may collect non-public information from you as a result of: your completion of an insurance application or other forms; your transactions and experience with us; or from a consumer reporting agency such as the Medical Information Bureau.

Confidentiality of Information

We do not disclose any non-public information about you, either during or after your relationship with us, to anyone, except as permitted by law, such as to your authorized representative, or in order to provide the products and services you requested, or to comply with applicable laws or regulations.

Internal Protection of Information

We restrict access to non-public personal information about you to those employees who need to know that information to provide the products and services you requested. We maintain physical, electronic and procedural safeguards to comply with federal regulations to guard this information.

Disclosure of Our Privacy Policy

We are sending you this Notice for informational purposes and may amend this Privacy Policy at any time and will update it as required. We also post our current privacy notice at our website: www.uilic.com.

UILPN, Ed. 4/02
Privacy Policy

Glossary.	iv

Summary	1
The Policy	1
Annuity Payments	1
Purchasing the Policy	1
Funding Choices	2
Charges and Deductions	2
Fee Tables	3
Taxes	5
Surrender and Partial Withdrawals	5
Death Benefit	5
Other Information	5
Inquiries	6

United Investors Life Insurance Company	7
Published Ratings.	7

United Investors Annuity Variable Account	7
Ivy Funds Variable Insurance Portfolios	8
Fund Management	10

Fixed Account	10

The Policy	11
State Variations.	11
Issuance of a Policy	11
Purchase Payments	11
Allocation of Purchase Payments.	12
Processing Your Policy Transactions: “Good Order” Requirements	13
Policy Value	13
Variable Account Value	13
Fixed Account Value	13
Surrender and Partial Withdrawals.	14
Withdrawals	14
Automatic Partial Withdrawals	14
Surrender	15
Restrictions Under the Texas ORP and Section 403(b) Plans	15
Restrictions Under Other Qualified Policies.	16
Transfers.	16
Dollar Cost Averaging	19
Death Benefit	19
Required Distributions	20
“Free Look” Period	21
Delay or Suspension of Payments	21

Charges and Deductions	22
Annual Deduction	22
Sales Charge	22
Annual Policy Fee	22
Withdrawal Charge	22
Waiver of Withdrawal Charges Rider	23
Mortality and Expense Risk Charge	24

Transaction Charge	25
Premium Taxes	25
Federal Taxes	25
Fund Expenses	25
Older Policies	25
Reduction in Charges for Certain Groups	25

Annuity Payments	26
Election of Annuity Payment Method	26
Retirement Date	26
Annuity Payment Methods	26
Distribution of the Policies	28
Federal Tax Matters	28
Voting Rights	33
Legal Proceedings	34
Financial Statements	34
Condensed Financial Information	34
Statement of Additional Information Table of Contents	36

Glossary

Annuitant	The annuitant is the individual whose life expectancy determines the size of annuity payments and whose actual lifetime may determine the duration of annuity payments.
Beneficiary	The beneficiary is the individual or individuals to whom the death benefit is paid if the annuitant dies before the retirement date.
Business Day
Each day that the New York Stock Exchange is open for regular trading and our home office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, the Friday after Thanksgiving and, in most years, December 24 (Christmas Eve day) and December 31 (New Year’s Eve day), are not business days. (The policy form uses the term “Valuation date” to refer to business days.)

Joint Annuitant
The joint annuitant, if any, is a second individual whose joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the annuitant may determine the duration of annuity payments.

Owner’s Designated Beneficiary	The owner’s designated beneficiary (a joint owner, if any, or the beneficiary named in the policy) is the individual who becomes owner of the policy upon the death of an owner.
Policy Year	A policy year is a year that starts on the policy’s effective date or on a policy anniversary.
Retirement Date We, Us, Our You, Your	The retirement date is the date on which annuity payments are to start. We are United Investors Life Insurance Company. You are the policy owner.

Summary

This is a summary of some of the more important points that you should know about the Advantage II variable annuity policy. This policy is no longer being sold, although you can still make additional purchase payments if you own a policy.

The Policy

     The Advantage II variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

     You may divide your Advantage II policy value among the fixed account and ten variable investment divisions which invest in portfolios of Ivy Funds Variable Insurance Portfolios. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the ten variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Ivy Funds Variable Insurance Portfolios you select. You may lose money on investments in the variable investment divisions.

     Like most annuity policies, different rules apply to the Advantage II policy before and after the retirement date you select for your policy. Before the retirement date, you may invest more money in your policy. After the retirement date, you will receive one or more annuity payments. The amount of money you accumulate in your policy before the retirement date has a major effect on the size of the payments you receive after the retirement date.

     This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

     There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

     On the retirement date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

     You may choose among the following ways of receiving your annuity payments:

1.	Payments for the lifetime of an individual you select (the annuitant).
2.	Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).
3.	Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for at least 10 or 20 years.

     Other annuity payment methods are available with our written consent.

Purchasing the Policy

     Your policy can be either a “qualified” policy (one that qualifies for favorable Federal income tax treatment), or a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $5,000. For a qualified policy, the initial investment must be at least $1,200, although we will accept installments of at least $100 per month through a bank draft authorization or a preapproved group payment method. You can make more investments of at least $100 each before the retirement date.

Funding Choices

     You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following ten portfolios of Ivy Funds Variable Insurance Portfolios:

•	Ivy Funds VIP Asset Strategy

•	Ivy Funds VIP Balanced

•	Ivy Funds VIP Bond

•	Ivy Funds VIP Core Equity

•	Ivy Funds VIP Growth

•	Ivy Funds VIP High Income

•	Ivy Funds VIP International Growth

•	Ivy Funds VIP Money Market

•	Ivy Funds VIP Science and Technology

•	Ivy Funds VIP Small Cap Growth

     In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

     We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

     We deduct a sales charge of 8.5% of each purchase payment (taken from your policy value in ten annual installments of 0.85% each). We also deduct $50 a year from your policy value for certain administrative expenses. These amounts are deducted on your policy anniversary.

     If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 8% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional policy year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments eight or more years old. We also do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of:

(a)	10% of the total purchase payments you have invested in the policy; or
(b)	10% of your policy value at the time the withdrawal is made.

Some restrictions may apply.

     The withdrawal charge also applies at the retirement date. In addition, we deduct a $20 transaction charge for each withdrawal in excess of four in any one policy year.

     We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 0.90% of the daily net assets of the variable investment divisions.

     In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Ivy Funds Variable Insurance Portfolios.

Fee Tables

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy. State premium taxes may also be deducted.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Transaction Fees
Charge	Amount Deducted - Maximum Guaranteed Charge
Policyowner Transaction Expenses
Deferred Sales Charge(1) (as a percentage of each purchase payment)	8.50% (deducted at 0.85% per year on each of the first ten policy anniversaries following receipt of purchase payment)
Withdrawal Charges(2) (as a percentage of purchase payment being withdrawn)	Upon withdrawal, surrender or annuitization, 8% of purchase payments withdrawn that are less than 1 year old
Transaction Charge	$20 upon each withdrawal in excess of 4 per policy year
Premium Tax Charge	0%-3.50%

     The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2011. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	Amount Deducted - Maximum Guaranteed Charge
Policy Fee:	$50 per policy anniversary
Variable Account Annual Expenses (as a percentage of daily net assets):
Mortality and Expense Risk Charge	Daily charge at an annual rate of 0.90%

(1)  Policies issued before May 1, 1992, or later in some states, may have a Sales Charge of 6% deducted from any purchase payment after the initial purchase payment. For these additional purchase payments, the 8.5% Deferred Sales Charge does not apply and there is no Withdrawal Charge for such payments.
(2)  Withdrawal Charge (% of purchase payment being withdrawn):

Number of Policy Anniversaries
Since Receipt of Purchase Payment	0	1	2	3	4	5	6	7	8+
% of purchase payment	8%	7%	6%	5%	4%	3%	2%	1%	0%

We do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of: (a) 10% of the total purchase payments you have invested in the policy; or (b) 10% of your policy value at the time the withdrawal is made. The withdrawal charge also applies at the retirement date.

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      The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2011. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that are deducted
from portfolio assets, including management fees, distribution or service	0.47%	—	1.18%
fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)

Examples

     The following examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, variable account annual expenses, and portfolio operating expenses. These examples reflect the $50 annual policy fee as a charge of 0.10% of assets in the variable investment divisions. These examples do not reflect any premium tax charges.

     The examples assume that you invest $10,000 in the policy for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     If you surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

Investment Division	1 year	3 years	5 years	10 years
Ivy Funds VIP Asset Strategy	$890	$1,273	$1,675	$2,965
Ivy Funds VIP Balanced	$891	$1,276	$1,680	$2,975
Ivy Funds VIP Bond	$867	$1,204	$1,559	$2,732
Ivy Funds VIP Core Equity	$891	$1,276	$1,680	$2,975
Ivy Funds VIP Growth	$890	$1,273	$1,675	$2,965
Ivy Funds VIP High Income	$885	$1,258	$1,650	$2,915
Ivy Funds VIP International Growth	$908	$1,327	$1,764	$3,144
Ivy Funds VIP Money Market	$837	$1,113	$1,406	$2,421
Ivy Funds VIP Science & Technology	$908	$1,327	$1,764	$3,144
Ivy Funds VIP Small Cap Growth	$906	$1,321	$1,755	$3,124
     If you do not surrender or annuitize your policy, you would pay the following expenses:

Investment Division	1 year	3 years	5 years	10 years
Ivy Funds VIP Asset Strategy	$190	$773	$1,375	$2,965
Ivy Funds VIP Balanced	$191	$776	$1,380	$2,975
Ivy Funds VIP Bond	$167	$704	$1,259	$2,732
Ivy Funds VIP Core Equity	$191	$776	$1,380	$2,975
Ivy Funds VIP Growth	$190	$773	$1,375	$2,965
Ivy Funds VIP High Income	$185	$758	$1,350	$2,915
Ivy Funds VIP International Growth	$208	$827	$1,464	$3,144
Ivy Funds VIP Money Market	$137	$613	$1,106	$2,421
Ivy Funds VIP Science & Technology	$208	$827	$1,464	$3,144
Ivy Funds VIP Small Cap Growth	$206	$821	$1,455	$3,124

     These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

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Taxes

     You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy before your retirement date, taxable earnings generally are considered to be paid out first, followed by your investment in the policy. After the retirement date, annuity payments from non-qualified policies are considered in part a return of your investment so that a portion of each payment is not taxable until your investment in the policy has been recovered.

     You are generally required to pay taxes on all amounts withdrawn from a qualified policy because purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

     Taxable distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1 / 2 .

Surrender and Partial Withdrawals

     You may surrender the policy before the retirement date for its policy value less any withdrawal charge and any premium tax charge.

     You may make a partial withdrawal of cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

     Surrenders and withdrawals may be taxable, and if taken before age 59 1 / 2 then a 10% tax penalty may apply. Surrenders and withdrawals from qualified policies may be severely restricted or prohibited.

     You cannot surrender the policy or make a withdrawal after the retirement date.

     Withdrawals will negatively affect your policy value and may negatively affect the death benefit and any other policy guarantees.

Death Benefit

     The policy provides a death benefit if the annuitant dies before the retirement date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

 The death benefit is the greatest of:

(a)	your policy value at the time the death benefit is paid.
(b)	the total purchase payments you have invested in the policy (less any withdrawals you have made and withdrawal charges and transaction charges); or
(c)
the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

     The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

Other Information

     Free Look: You may cancel the policy by returning it in good order either to our home office or to the registered agent who sold it within 10 days after you receive it. When we receive the returned policy, we will cancel it and refund the greater of your policy value or your purchase payments. During this “free look” period, purchase payments that were allocated to any variable investment division are held in the money market investment division. (The “free look” period may be longer in some states.)

     Automatic Partial Withdrawals: You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than four withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59½ .

     Waiver of Withdrawal Charges Rider: If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain

5

conditions if the annuitant (1) becomes confined in a qualified nursing home or qualified hospital or qualified hospice care program; (2) becomes totally disabled; or (3) is diagnosed with a terminal illness. (See your policy for state variations, as certain provisions may be different due to legal requirements.)

     Transfers: Before the retirement date, you may transfer all or part of your policy value among the 11 funding choices. However, you may transfer out of the fixed account only once each policy year. Other restrictions apply, especially to fixed account transfers. We may severely restrict transfers in the future or even revoke the transfer privilege for certain owners. (See “Transfers.”)

     After the retirement date, the annuitant may reallocate his or her annuity value among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the retirement date, transfers from the fixed account to the variable investment divisions are not permitted.

     Dollar Cost Averaging: Before the retirement date, you may have automatic monthly transfers made from the money market investment division to as many as four of the other variable investment divisions. Certain minimums and other restrictions apply.

     Tax-Free “Section 1035” Exchanges:You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this contract, other charges may be higher (or lower) and the benefits may be different.You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

      Financial Information: Condensed financial information for the variable investment divisions begins at page 34 of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

     State Variations: Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Inquiries

     If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at our home office:

United Investors Life Insurance Company
Variable Products Division
P. O. Box 1928
Birmingham, Alabama 35282-8238
Telephone: (800) 456-6330

     The policy is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

     NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Ivy Funds Variable Insurance Portfolios prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe these limitations or restrictions. (See “Federal Tax Matters.”)

6

United Investors Life Insurance Company

     We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are currently incorporated in the state of Nebraska. We are a stock life insurance company, wholly owned by Protective Life Insurance Company, which in turn is wholly owned by Protective Life Corporation, an insurance holding company. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. The obligations under the policy are our obligations. Our principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Published Ratings

     We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

United Investors Annuity Variable Account

     The variable investment divisions are “sub-accounts” or divisions of the United Investors Annuity Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on December 8, 1981 and modified it on January 5, 1987. The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into ten investment divisions. Each division invests exclusively in shares of a single portfolio of Ivy Funds Variable Insurance Portfolios. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

     The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions that are attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

     The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

     We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

7

Ivy Funds Variable Insurance Portfolios

     The Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios, a mutual fund with the following separate investment portfolios available to the Variable Account:

1.	Ivy Funds VIP Asset Strategy;
2.	Ivy Funds VIP Balanced;
3.	Ivy Funds VIP Bond;
4.	Ivy Funds VIP Core Equity;
5.	Ivy Funds VIP Growth;
6.	Ivy Funds VIP High Income;
7.	Ivy Funds VIP International Growth;
8.	Ivy Funds VIP Money Market;
9.	Ivy Funds VIP Science and Technology; and
10.	Ivy Funds VIP Small Cap Growth.

     The assets of each portfolio of Ivy Funds Variable Insurance Portfolios are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The investment divisions buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

     We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

     The following table summarizes each portfolio’s investment objective(s). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the Ivy Funds Variable Insurance Portfolios prospectus that accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies
Ivy Funds VIP Asset Strategy
Ivy Funds VIP Asset Strategy seeks to provide total return. It seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and investments with exposure to various foreign currencies.

Ivy Funds VIP Balanced
Ivy Funds VIP Balanced seeks to provide total return through a combination of capital appreciation and current income. It seeks to achieve its objective by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

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Portfolio	Investment Objective(s) and Certain Policies
Ivy Funds VIP Bond
Ivy Funds VIP Bond seeks to provide current income consistent with preservation of capital. It seeks to achieve its objective by investing primarily in investment grade debt securities. The Portfolio considers debt securities to be investment grade if they are related to BBB-or higher by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO, the Portfolio’s investment manager, to be of comparable quality. During normal market conditions, the Portfolio invests at least 80% of its net assets in bonds, including corporate bonds, mortgage-backed securities, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and other asset-backed securities.

Ivy Funds VIP Core Equity
Ivy Fund VIP Core Equity seeks to provide capital growth and appreciation. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager believes have dominant market positions in their industries.

Ivy Funds VIP Growth
Ivy Funds VIP Growth seeks to provide growth of capital. It seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by what Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are high-quality, growth-oriented large cap sized companies with appreciation possibilities.

Ivy Funds VIP High Income
Ivy Funds VIP High Income seeks to provide total return through a combination of high current income and capital appreciation. It seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including loan participations and other loan instruments (loan participations), of U.S. and foreign issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, consistent with the Portfolio’s objective.

Ivy Funds VIP International Growth
Ivy Funds VIP International Growth seeks to provide growth of capital. It seeks to achieve its objective by investing primarily in common stocks of foreign companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are competitively well-positioned, gaining market share, have the potential for long- term growth and operate in regions or countries that WRIMCO believes possess attractive growth characteristics.

Ivy Funds VIP Money Market*
Ivy Funds VIP Money Market seeks to provide current income consistent with maintaining liquidity and preservation of capital. It seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determine by WRIMCO, the Portfolio’s investment manager, to be of comparable quality.

Ivy Funds VIP Science and Technology
Ivy Funds VIP Science and Technology seeks to provide growth of capital. It seeks to achieve its objective by investing primarily in the equity securities of science and technology companies around the globe. Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of WRIMCO, the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage.

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Portfolio	Investment Objective(s) and Certain Policies
Ivy Funds VIP Small Cap Growth
Ivy Funds VIP Small Cap Growth seeks to provide growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap companies.

*
During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges. There is no assurance that the Ivy Funds VIP Money Market portfolio will maintain a stable net asset value per share.

     We may add new portfolios, delete any of the current portfolios, or substitute new portfolios for the current ones. See the Statement of Additional Information.

     In addition to the Variable Account, Ivy Funds Variable Insurance Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Ivy Funds Variable Insurance Portfolios prospectus.

     These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Fund Management

     Waddell & Reed Investment Management Company, the manager of Ivy Funds Variable Insurance Portfolios, provides investment advisory services to its portfolios. The manager is a wholly-owned indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Fixed Account

     The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

     The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

     As the policy owner, you determine the allocation of policy value to the fixed account. Before the retirement date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. After the retirement date, transfers out of the fixed account are not allowed. After

10

the retirement date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See “Transfers.”)

The Policy

     The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

     Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Issuance of a Policy

     You will note that some of the following procedures speak to marketing of the policy. As previously discussed, the policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

     If you wish to purchase a policy, you must complete an application and send it and the initial purchase payment in good order to our home office. We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment at our home office. If the application can be accepted in the form received, the initial purchase payments will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met. Both you (the policy owner) and the annuitant (if different) must be less than 85 1 / 2 years old when you purchase a policy. The policy will only become effective when we accept your application.

     There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your purchase payment is allocated among the variable investment divisions and the fixed account.

      You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require Us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See “Delay or Suspension of Payments”.

     Replacement of Existing Annuity. It may not be in your best interest to surrender or exchange existing annuity contracts in connection with the purchase of the policy. You should compare your existing annuity and the policy carefully. You should not replace your existing annuity unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing annuity and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing annuity for cash and then buy the new policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

Purchase Payments

     The initial purchase payment for non-qualified policies must be at least $5,000. For qualified policies, the initial purchase payment must be at least $1,200. As an exception for qualified policies, if purchase payments will

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be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year.

     Additional purchase payments for non-qualified policies may be in amounts of $100 or more. For qualified policies, additional purchase payments may be made in amounts of $50 or more.

     If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

      We do not authorize electronic payment of premiums/deposits for variable products because such payments are processed in a separate facility in a different state from those for traditional, fixed products. Therefore, in the event that you arrange for such a payment on a variable product along with an electronic payment for a traditional, fixed insurance product we issue, you will bear the risk of our not receiving the payment for the variable product in a timely fashion, if at all. Such payments will not be deemed received and will not be applied or processed unless and until they are received in good order in the variable products department.

Allocation of Purchase Payments

     You determine in the application how the initial purchase payment will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

     Between the date that we receive the initial purchase payment and your policy’s effective date, we will credit interest on the purchase payment as if it were invested in the money market investment division. Then, for seventeen days after your policy’s effective date:

(a)	the portion of the initial purchase payment to be allocated to any of the variable investment divisions (plus any accrued interest) will be allocated to the money market investment division; and
(b)
the portion of the initial purchase payment to be allocated to the fixed account (plus any accrued interest) will be credited with interest as if it were invested in the money market investment division.

     Any additional purchase payments we receive prior to the seventeenth day after your policy’s effective date will be treated the same way. At the end of this period, your policy value will be transferred to the variable investment divisions and the fixed account in accordance with your allocation instructions. If the seventeenth day is not a business day, then we will make this transfer on the next business day thereafter. (The seventeen-day period is intended to cover the 10-day “free look” period, plus 7 days for processing and policy delivery.) This period may be longer than seventeen days in some states.

     If we receive an additional purchase payment at our home office on or after the seventeenth day after your policy’s effective date, we will allocate the purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

     All instructions for allocations must be received in good order. Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount.

     Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

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Processing Your Policy Transactions: “Good Order” Requirements

     We cannot process your requests for transactions relating to the policy until we have received the requests in good order at our home office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the variable investment divisions affected by the requested transaction, the signatures of all policy owners, exactly as registered on the policy, social security number or taxpayer I.D., spousal consent, and any other information or supporting documentation that we may require. With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Policy Value

Your policy value prior to the retirement date is equal to:

(a)	your variable account value; plus

(b)	your fixed account value.

     Variable Account Value. Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or United Investors’ home office is closed.

     On your policy’s effective date, your variable account value is equal to the portion of the initial purchase payment allocated to the variable investment divisions (plus any accrued interest from the date we received the initial purchase payment to the policy’s effective date). On any business day thereafter, the value of each variable investment division under your policy equals:

(a)
the value of the investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the previous business day, increased or decreased by its investment experience and daily charge; plus

(b)	the amount of any purchase payments allocated to the investment division since the previous business day; plus

(c)	the amount of any transfers into the investment division since the previous business day; minus

(d)	the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

(e)	the amount of any transfers out of the investment division since the previous business day; minus

(f)	the portion of any annual deduction allocated to the investment division since the previous business day; minus

(g)	the portion of any deduction for premium taxes allocated to the investment division since the previous business day.

     Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

 Fixed Account Value. At the end of any business day, your fixed account value is equal to:

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(a)	the sum of all purchase payments allocated to the fixed account; plus

(b)	any amounts transferred into the fixed account; plus

(c)	total interest credited; less

(d)	any amounts transferred out of the fixed account; less

(e)	the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

(f)	the portion of the annual deduction and premium taxes which is allocated to the fixed account.

Surrender and Partial Withdrawals

     Withdrawals. You generally may make a partial withdrawal from your policy value prior to the retirement date. You must send a written request in good order to our home office in a form acceptable to us. Withdrawal requests must be signed by the owner and joint owner (if any) to be considered in good order. Requests should also include tax withholding instructions. If no tax withholding election is made, we will process the request and withhold taxes. A partial withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a partial withdrawal. If your policy value would be less than $2,000, we will treat the request for a partial withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year.

     You can specify that the partial withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the partial withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

     You may request up to four withdrawals per policy year without a transaction charge. If you request more than these four withdrawals, there will be a $20 transaction charge for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 8% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See “Withdrawal Charge” and “Transaction Charge.”) Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the retirement date.

     Partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. Withdrawals may be restricted under qualified policies. (See “Federal Tax Matters.”)

     Automatic Partial Withdrawals. You may also establish automatic partial withdrawals by submitting a onetime written request, in good order, to our home office. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the retirement date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply.

     Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

     Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See “Federal Tax Matters.”)

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     Surrender. You may surrender your policy for its policy value, less any withdrawal charge and premium taxes, as calculated at the end of the business day when we receive your request in writing, in good order, at our home office. (The withdrawal charge, described below, is only applicable if a surrender or annuitization occurs in the first eight policy years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request at our home office in good order (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive (at our home office) your written request for surrender in good order. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. Surrenders may be restricted under qualified policies. (See “Federal Tax Matters.”) No surrender may be made after the retirement date. Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order. If no tax withholding instructions are received, we will process the request and withhold taxes. Surrenders are final. Once the policy is surrendered, whether outright or as part of an intended tax-free exchange, it may not be reinstated.

     Restrictions Under the Texas ORP and Section 403(b) Plans. The Texas Educational Code does not permit participants in the Texas Optional Retirement Program (“ORP”) to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

(a)	termination of employment in the Texas public institutions of higher education;

(b)	retirement; or

(c)	death.

Accordingly, a participant in the ORP (or the participant’s estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

     Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

(a)	death of the employee;

(b)	reaching age 59½ ;

(c)	severance from employment;

(d)	disability; or

(e)	financial hardship (except that income attributable to elective contributions may not be distributed in the case of hardship).

     For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

     If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax

15

requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

     Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued. (See “Federal Tax Matters.”)

Transfers

     Transfers of Policy Values. You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the retirement date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the retirement date.

     You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, then no transfer into the fixed account may be made for six months from the transfer date.

Any amount transferred must be at least:

(a)	$500; or

(b)	the total value of the variable investment division or fixed account, if less.

In addition, any amount transferred from the fixed account to a variable investment division may not exceed the greater of:

(a)	25% of the prior policy anniversary’s fixed account value; or

(b)	the amount of the prior policy year’s transfer.

     Transfers of Annuity Units. You are not allowed to transfer value from the fixed account to the variable investment divisions after the retirement date. The annuitant may transfer values among the variable investment divisions or from the variable investment divisions to the fixed account once per policy year after the retirement date.

     Transfer Procedures. Transfers may be made by written requests satisfactory to us or by calling us if we have your written authorization for telephone transfers on file. You may also request transfers by FAX (see below). A transfer will take effect on the date we receive the request in good order at our home office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Delay or Suspension of Payments” for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

     Telephone Transactions. If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you experience problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is

16

submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

      Notice for Facsimile (FAX) Transactions. You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at the following number prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in good order in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:
Variable Products Division
FAX Number: 205-268-6479

     There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and those outages or slowdowns may prevent or delay our receipt of your request.

     Effects of Frequent Transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions or between the variable investment divisions and the fixed account (“Harmful Trading”) can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

     In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among variable investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     Transfer Limitations. Due to the potential adverse consequences to policy owners of Harmful Trading practices, we discourage such activity. The policies are first and foremost annuity policies, designed for retirement or other long-term financial planning and not for market timers or others using programmed, large or frequent transfers. The policies provide for a limit of twelve free transfers per policy year to help deter such Harmful Trading and should not be purchased by individuals or organizations intending to engage in Harmful Trading practices.

     We have policies and procedures that attempt to detect transfer activity that may adversely affect other policy owners or shareholders of the mutual fund portfolios available as funding choices under the policy (the “underlying funds”). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular variable investment divisions by owners in given periods of time and/or investigating transfer activity identified by us on a case-by-case basis. (We do not consider automatic dollar cost averaging when reviewing transfer activity.) We may revise these policies and procedures at our sole discretion at any time without prior notice. However, any such revision will not change our overall goal of detecting and discouraging Harmful Trading. Our application of our policies, procedures

17

and limits is and will be administered consistently as to all policy owners, without special exemption, waiver or exception.

     Our ability to detect such transfer activity may be limited by operational or technological systems, and we may not be able to predict strategies employed by policy owners to avoid detection. Accordingly, there is no assurance that we will prevent all Harmful Trading activity. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

     The detection and deterrence of Harmful Trading activity involves judgments that are inherently subjective. Therefore, we retain discretion to best apply our policies and procedures, according to our own judgment, in an attempt to protect policy owners from the negative effects of Harmful Trading. We use the available restrictions at our disposal, as outlined below, with the overall goal of protecting against Harmful Trading, while allowing our policy owners the flexibility to manage their investments with us in a way that does not harm other policy owners.

     We have not detected any market timing or other harmful transfer activity in our variable investment divisions. However, we do have specific policies and procedures for deterring or halting such activity that will result in certain restrictions being applied to registered representatives and/or owner(s) found to be engaging in market-timing activities. If we impose any restrictions on an owner’s transfer activity we will first notify the registered representative, broker-dealer, and the owner by written correspondence of the suspected market timing or harmful transfer activity.

Restrictions that we may impose include:

•	monitoring all transfer activity for a period of one year from the time of the suspected market timing or harmful transfer activity.

•	limiting the frequency or number of transfers made in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee of $25 per transfer or collecting a redemption fee if assessed by an underlying fund;

•	for Fax or telephone transfer requests, also requiring that a manually signed, written request for transfers be sent to us by U.S. mail;

•	for multiple transactions, requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	denying a transfer request from an authorized third party acting on behalf of an owner or multiple owners; and

•
imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer.)

While all of the listed available restrictions, or any combination thereof, may not be applied to each owner or representative in every case, they will be applied in such a manner as to further and enforce our overall policy of discouraging and attempting to detect and deter Harmful Trading.

We may reverse, within 2 business days after a transaction, any transaction inadvertently processed in contravention of such restrictions or any transaction that is rejected by a fund. A policy owner whose transaction is reversed in accordance with this provision will bear any gain or loss resulting from reversal, so that other policy owners will not be adversely affected.

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     You should know that we have entered into a written agreement, as required by SEC regulation, with the fund or its principal underwriter that obligates us to provide to the fund, promptly upon request, certain information about the trading activity of individual policy owners and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the market timing policies established by the fund.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar Cost Averaging

     Before the retirement date, you may authorize automatic transfers of a fixed dollar amount from the money market division to as many as four of the other variable investment divisions. Automatic transfers will be made monthly on the day of the month you select. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

     The minimum automatic transfer amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each other variable investment division selected.

     Participation in the automatic transfer program does not guarantee a greater profit, nor does it protect against loss in declining markets. You should consider your ability to continue the program through all market conditions. Automatic dollar cost averaging transfers will not be counted as transfers for purposes of the 12-transfer limit specified in “Transfers” above.

Death Benefit

     The policy pays a death benefit to the beneficiary (or beneficiaries) named in the policy if the annuitant dies before the retirement date while the policy is in force (unless the annuitant is also an owner; see below). The death benefit is only payable on the death of the annuitant. No death benefit is payable on the death of the owner, if different from the annuitant. The death benefit is the greatest of:

(a)	the policy value;

(b)	the total purchase payments made, less any amounts withdrawn, less any withdrawal charges on the amounts withdrawn, and less any transaction charges; or

(c)
the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

     Upon receiving due proof of death and any other documents, forms and information we need, we will pay the death benefit proceeds to the beneficiary (or beneficiaries) in a lump sum or under one of the annuity payment methods, subject to the “Required Distributions” rules discussed below. (See “Annuity Payments.”) However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive (i) due proof of death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods) and (iii) any other documents, forms and information we need. When there are

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multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

     If the annuitant or the owner dies after the retirement date, the amount payable, if any, will be as provided in the annuity payment method then in effect.

     If the annuitant dies before the retirement date and the annuitant is also the owner or a joint owner of the policy, then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See “Required Distributions” below.)

     The beneficiary named in the policy will not always have a right to the death benefits even if the annuitant or owner dies. If there is a surviving joint owner at the annuitant’s death, and the surviving joint owner continues the policy in accordance with the required distributions rules, then the beneficiary named in the policy will not receive the death benefit proceeds. If, upon death of any owner, the owner’s designated beneficiary elects to continue the policy in accordance with the required distributions rules, then the beneficiary named in the policy does not have a right to receive the death benefit proceeds.

     As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary’s creditors.

Payment of the death benefit is subject to our financial strength and claims-paying ability.

Required Distributions

     In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

(a)	if any owner dies before the retirement date, then the entire interest in the policy will be distributed within five years after the date of that owner’s death; and

(b)
if any owner dies on or after the retirement date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death.

These requirements will be considered satisfied as to any portion of the owner’s interest that is payable as annuity payments, beginning within one year of that owner’s death, that will be made over the life of the owner’s designated beneficiary or over a period not extending beyond his life expectancy.

     If any owner dies before the retirement date, then ownership of the policy passes to the owner’s designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the owner’s designated beneficiary is the joint owner. If there is no joint owner and the owner dies, then the owner’s designated beneficiary is the beneficiary named in the policy.

     If the owner or joint owner is not a natural person, then the death of the annuitant will be treated as the death of an owner.

     If the owner’s designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required. The right of a spouse to continue the policy and all policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this policy will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

     If an annuitant is an owner or joint owner and that annuitant dies before the retirement date, and if the owner’s designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner’s designated beneficiary:

(a)	elects to delay receipt of the proceeds for up to five years from the date of the annuitant/owner’s death;

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(b)	is the deceased owner’s spouse and elects to continue the policy; or

(c)	elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

     The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

Other rules may apply to qualified policies.

“Free Look” Period

     If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day “free look” period, we will refund the greater of the policy value or the purchase payment that was paid, and the policy will be void from its effective date. To cancel the policy, we generally require that you mail or deliver it either to our home office or to the registered agent who sold it within 10 days after you receive it. (See “Allocation of Purchase Payments.”) The “free look” period may be longer than 10 days where required by state law.

Delay or Suspension of Payments

     We will normally pay a surrender or any withdrawal within seven days after we receive your written request in good order at our home office. However, payment of any amount from the Variable Account may be delayed or suspended whenever:

(a)	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

(b)	the U.S. Securities and Exchange Commission by order permits postponement for the protection of policyholders; or

(c)
an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the investment divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

     If, pursuant to SEC rules, the Ivy Funds VIP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of the fund portfolio, then we may delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the corresponding investment division until the fund portfolio is liquidated.

     Payment of any amounts from the fixed account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than the guaranteed minimum interest rate.

     Payments under the policy of any amounts derived from purchase payments paid by check may be delayed until such time as the check has cleared your bank.

     Federal law designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate Federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

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Charges and Deductions

     We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, there is a sales charge of 8.5% of each purchase payment, deducted in 10 equal installments from the policy value over the first ten policy anniversaries following the date the purchase payment is received. In addition, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Annual Deduction

     On each policy anniversary, we deduct two charges from your policy value. One is for sales expenses and one is an annual policy fee for administrative expenses. These deductions will be made from the variable investment divisions and the fixed account in the same proportion that their values bear to the total policy value.

     Sales Charge. We deduct a sales charge of 0.85% of each purchase payment on each of the first ten policy anniversaries following the receipt of the purchase payment. (As noted above, this would result in a sales charge of 8.5% of each purchase payment.) The sales charge partially compensates us for certain sales and other distribution expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising and other marketing and sales promotional activities.

     Annual Policy Fee. We deduct an annual policy fee of $50 from each policy, for administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the retirement date, this charge is deducted on each policy anniversary. After the retirement date, this charge is deducted pro rata from each annuity payment.

Withdrawal Charge

We may deduct a withdrawal charge if you:

(a)	make partial withdrawals under the policy;

(b)	surrender the policy; or

(c)	annuitize the policy.

     The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal (in the case of a partial withdrawal) or the total purchase payments (in the case of a surrender or annuitizing), as specified in the following table of withdrawal charge rates:

Number of Policy Anniversaries
since receipt of Purchase Payment:	0	1	2	3	4	5	6	7	8+
Withdrawal Charge
(% of Purchase Payment):	8%	7%	6%	5%	4%	3%	2%	1%	none

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     There is a “free withdrawal amount” that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

(a)	is 10% of cumulative purchase payments; and

(b)	is 10% of policy value at the time of withdrawal.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

     The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

For purposes of calculating the withdrawal charge:

(a)	the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation (earnings), if any, last;

(b)	amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

(c)
if the surrender value is withdrawn or applied under an annuity payment method, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge, including those purchase payments which have not been previously assessed a withdrawal charge due to the free withdrawal amount.

For example, assume an $80,000 initial purchase payment is made, and by the fourth policy year the policy value is $100,000. A free withdrawal is made for $10,000 that incurs no withdrawal charge. If a full surrender is made later that year, since the $10,000 free withdrawal was not considered a withdrawal of the $80,000 initial purchase payment, the full withdrawal charge of $4,000 (5% withdrawal charge x $80,000 initial purchase payment) is deducted from the remaining policy value.

     As shown above, the withdrawal charge percentage varies, depending on the “age” of the purchase payments included in the withdrawal—that is, the number of policy years since the purchase payment was paid. A withdrawal charge of 8% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each policy year. Amounts representing purchase payments that are at least 8 years old may be withdrawn without charge.

     We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

     The amounts we receive from the withdrawal charge, along with the sales charge, may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

     In most states we waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met.

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Confinement Provision. The conditions for waiver of withdrawal charges for confinement include:

(a)	the policy was in force at least one year at the time the confinement began;

(b)	the annuitant was age 75 or younger on the policy date;

(c)	the annuitant has been continuously confined to a “Nursing Home,” “Hospital,” or “Hospice Care Program” for at least 60 days;

(d)	such confinement was recommended by a “Physician” due to an injury, sickness or disease; and

(e)	written notice and satisfactory proof of confinement are received at our home office no later than 90 days after confinement ends.

Terminal Illness Provision. The conditions for waiver of withdrawal charges for terminal illness include:

(a)	the diagnosis of terminal illness was made by a “Physician” on or after the effective date of this policy and rider;

(b)	written notice and satisfactory proof of the annuitant’s terminal illness are received at our home office within 90 days of the date of diagnosis; and

(c)	there is reasonable medical certainty that the death of the annuitant from a non-correctable medical condition will occur within 12 months from the date of the Physician’s statement.

Total Disability Provision. The conditions for waiver of withdrawal charges for total disability include:

(a)	written notice and proof of total disability are received at our home office before the withdrawal;

(b)	the total disability has existed continuously for at least six months;

(c)	the policy and rider are in force at the time total disability began; and

(d)	the policy anniversary coinciding with or next following the annuitant’s 60th birthday has not passed at the time total disability began.

     We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states.

Mortality and Expense Risk Charge

     We deduct a daily charge from the variable investment divisions at an effective annual rate of 0.90% of their average daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the retirement date.

     The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the

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monthly annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

     You may make up to four withdrawals per policy year without a transaction charge. After the fourth withdrawal in a policy year, a $20 transaction charge will apply to each additional withdrawal. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The $20 transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

     We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 4.00%. Some local governments charge additional premium taxes.)

Federal Taxes

     Currently no charge is made for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See “Federal Tax Matters.”)

Fund Expenses

     The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of Ivy Funds Variable Insurance Portfolios. (See “Summary—Fee Tables.”)

Older Policies

     For some older policies—issued before May 1, 1992 (or later in some states)—a sales charge of 6% is deducted from any purchase payment after the initial purchase payment. However, for such additional purchase payments, the 8.5% sales charge (otherwise deducted in ten annual installments) does not apply and there is no withdrawal charge for such payments.

     Certain of these older policies may be amended to eliminate the 6% sales charge deducted from additional purchase payments, replacing it with a sales charge of 8.5% spread over ten annual installments. These changes might be made by restating the entire policy with its original effective date and other data. (See your policy.)

Reduction in Charges for Certain Groups

We may reduce or eliminate the sales, administrative, or withdrawal charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy;

(b)	our customers or distributors of the policies who are transferring existing policy values to another United Investors policy, or, at our request, to another investment;

(c)	individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

(d)	individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

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     We will not reduce or eliminate the sales, administrative, or withdrawal charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments

Election of Annuity Payment Method

     As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the retirement date, by written request any time at least 30 days before the retirement date. We may require the exchange of the policy for a contract covering the method selected.

Retirement Date

     Ordinarily, the first annuity payment will be made as of the retirement date. You select the retirement date in the application for the policy. You may change the retirement date by giving us written notice in good order at least 30 days before the old retirement date (and at least 30 days before the new retirement date).

     A retirement date must be the first day of any calendar month. It must also be at least 30 days after the policy’s effective date.

     If the retirement date occurs during the first eight policy years after receipt of a purchase payment, a withdrawal charge will apply. (See “Withdrawal Charge.”)

Annuity Payment Methods

     The policy value as of 14 days before the retirement date (less any premium taxes and withdrawal charges) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both.

     Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

Annuity payment methods currently include:

Life Annuity with No Guaranteed Period
This method provides monthly annuity payments during the lifetime of the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.

Joint Life Annuity Continuing to the Survivor
This method provides monthly annuity payments during the lifetime of the annuitant and a joint annuitant. Payments will continue to the survivor for the survivor’s remaining lifetime. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.

Life Annuity with 120 or 240 Monthly Payments Guaranteed
This method provides monthly annuity payments during the lifetime of the annuitant. A guaranteed period of 120 or 240 months (10 or 20 years) may be chosen. If the annuitant dies prior to the end of this guaranteed period, monthly annuity payments will be made to the beneficiary until the end of the guaranteed period.

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Other annuity payment methods are currently available with our written consent.

     If you have not selected an annuity payment method on the retirement date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the retirement date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

     The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

(a)
variable annuity payments vary with the investment experience of the underlying portfolios of Ivy Funds Variable Insurance Portfolios and you therefore bear the investment risk under variable annuity payments; and

(b)	annuitants may die before the actuarially predicted date of death.

     Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

     The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, payments guaranteed for 20 years will be less than payments guaranteed for 10 years.

     Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the “assumed investment rate,” better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year. The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

     Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the retirement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two-year setback results in lower annuity payments than if no setback is used.

     If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

     After the retirement date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See “Voting Rights” and “Transfers.”)

     The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court’s decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

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Confirmation of Elections

     We will attempt to contact you in writing at least sixty days before the annuity benefit date to confirm your election of the date and the payment option. Should we not be able to contact you and obtain such a confirmation, the policy will not be annuitized on the annuity benefit date, and no annuity payments will begin at that time. In such a case, the policies may become subject to any applicable unclaimed property laws in your state.

Distribution of the Policies

     Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, is the principal underwriter of the policies issued pursuant to applications received by us on or after February 1, 2010. Comerica Securities, Inc. is a corporation organized under the laws of the state of Michigan. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

     To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	The withdrawal charge;

•	the mortality and expense risk charge;

•	the administrative charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

     Commissions paid on the contract, including other incentives or payments, are not directly charged to the contract owners or the Variable Account.

Federal Tax Matters

The following discussion is general and is not intended as tax advice.

     We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present Federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

     The policy may be purchased on a non-tax-qualified basis (“non-qualified policy”) or as a qualified policy. Qualified policies are designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

     Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means (such as U.S. Treasury

28

Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor regarding such developments and their effect on the policy. We have the right to modify the policy in response to legislative changes that could otherwise diminish the favorable tax treatment policy owners currently receive. We make no guarantee regarding the tax status of any policy and do not intend the discussion below as tax advice.

      Taxation of Annuities in General. The following discussion assumes that the policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information and the section entitled “Required Distributions” describe the requirements necessary to qualify.

     Section 72 of the Code governs taxation of annuities in general. Amounts taxable under an annuity policy are treated as ordinary income.

     An annuity owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment method elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

     An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the policy value over the owner’s “investment in the contract” during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor.

The following discussion applies to policies owned by natural persons.

     Withdrawals. In the case of a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the total policy value. The “investment in the contract” generally equals the portion, if any, of purchase payments paid with after-tax dollars (that is, purchase payments that were not excluded from the individual’s gross income). For qualified policies, the “investment in the contract” can be zero. Special rules may apply to a withdrawal from a qualified policy.

     Generally, in the case of a partial withdrawal under a non-qualified policy before the retirement date, amounts received are first treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable.

     In the case of a full surrender under a non-qualified policy, the amount received generally will be taxable to the extent it exceeds the “investment in the contract.”

     Annuity Payments. Although the tax consequences may vary depending on the annuity payment method elected under the policy, generally only the portion of the annuity payment that represents the amount by which the policy value exceeds the “investment in the contract” will be taxed.

•
For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the “investment in the contract”) is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the “investment in the contract” by the total number of expected annuity payments.

•
For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the “investment in the contract” bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the “investment in the contract” is recovered, the full amount of any additional annuity payments is taxable.

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      Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

     Penalty Tax. In the case of a distribution from a non-qualified policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

(a)	made on or after the taxpayer attains age 59½;

(b)	made as a result of an owner’s death or attributable to the taxpayer’s disability; or

(c)	received in substantially equal periodic payments as a life annuity.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, a similar penalty tax and additional exceptions apply to distributions from a qualified policy. You should consult a tax advisor with regard to exceptions from the penalty tax.

     Aggregation of Contracts. All non-qualified deferred annuities entered into after October 21, 1988 that we (or our affiliates) issued to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the U.S. Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract.

     Transfers and Assignments. A transfer or assignment of ownership of a policy, the selection of certain retirement dates, or designation of an annuitant other than the owner, payee or other beneficiary who is not also the owner, may result in certain tax consequences to the policy owner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

     Death Benefits. Amounts may be distributed from a policy because of the death of a policy owner or an annuitant. Generally, such amounts are includable in the income of the recipient as follows:

(a)	if distributed in a lump sum, they are taxed in the same manner as a full surrender of the policy, as described above; or

(b)	if distributed under an annuity payment method, they are taxed in the same manner as annuity payments, as described above.

     Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect by written request, however, not to have tax withheld from distributions. Taxable “eligible rollover distributions” from Section 401(a), 403(a), 403(b), or governmental 457(b) plans are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, and hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

     Qualified Policies. The tax rules applicable to a qualified policy vary according to the type of plan and the terms and conditions of the plan. The following events may cause adverse tax consequences:

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(a)	contributions in excess of specified limits;

(b)	distributions prior to age 59½ (subject to certain exceptions);

(c)	distributions that do not conform to specified commencement and minimum distribution rules; and

(d)	other circumstances specified in the Code.

     We make no attempt to provide more than general information about the use of the policy with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified policy. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified policy comply with applicable law. If you are purchasing an annuity contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the annuity contract.

     Required Distributions. For qualified plans under Sections 401(a), 403(a), and 403(b), the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the policy owner (or plan participant): (a) reaches age 70 1 / 2 ; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1 / 2 . For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1 / 2 .

     Corporate Pension and Profit-Sharing Plans. Section 401(a) of the Code permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this policy is purchased by a Section 401(a) plan and later assigned or transferred to any individual. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor.

     Section 403(b) Plans. Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity contracts for their employees. Generally, payments to Section 403(b) annuity contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor. Under Section 403(b) annuity contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59 1 / 2 , separation from service, disability, or financial hardship:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

     In addition, income attributable to elective contributions may not be distributed in the case of hardship. For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. We are generally required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawl, you consent to the sharing of confidential information about you, the contract,

31

and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employers or plan sponsor, any plan administrator or recordkeeper, and other product providers.

     Individual Retirement Annuities. Section 408 of the Code limits the amount which may be contributed to an IRA each year to the lesser of a specified annual amount or 100% of the compensation includable in the policy owner’s adjusted gross income for the year. These contributions may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1 / 2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the policy meets IRA qualification requirements.

     Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that—once aggregate distributions exceed contributions to the Roth IRA—income tax and a 10% penalty tax may apply to distributions made:

(a)	before age 59½ (subject to certain exceptions); or
(b)	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A  10% penalty tax may apply to a conversion from an IRA if a distribution is made during the five taxable years beginning in the year in which the conversion occurred.

No distribution from a Roth IRA is required at any time before the policy owner’s death.

     Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

      For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

     The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

32

      Medicare Tax. Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

     Annuity purchases by residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

     All Policies. As noted above, the foregoing comments about the Federal tax consequences under the policy are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a policy depend on the individual circumstances of each policy owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Voting Rights

     To the extent required by law, we will vote shares of Ivy Funds Variable Insurance Portfolios held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the Ivy Funds Variable Insurance Portfolios shares in our own right, we may elect to do so. Ivy Funds Variable Insurance Portfolios does not hold regular annual shareholder meetings.

     The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the retirement date, you hold a voting interest in each variable investment division to which policy value is allocated. After the retirement date, the person receiving variable annuity payments has the voting interest. After the retirement date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized.

     The number of votes for a portfolio which are available will be determined as of the record date established by Ivy Funds Variable Insurance Portfolios. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by Ivy Funds Variable Insurance Portfolios.

      Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage II policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

33

Legal Proceedings

     United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of Comerica Securities, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

     Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our home office.

Condensed Financial Information

     The following table gives “per unit” information about the financial history of each variable investment division for the last ten years. This information should be read in conjunction with the Variable Account’s financial statements (including the notes thereto) included in the Statement of Additional Information.

ACCUMULATION UNIT VALUES
						Ivy	Ivy			Ivy
	Ivy		Ivy		Ivy	Funds	Funds		Ivy	Funds
	Funds	Ivy	Funds	Ivy	Funds	VIP	VIP	Ivy	Funds	VIP
	VIP	Funds	VIP	Funds	VIP	Inter-	Small	Funds	VIP	Science
	Money	VIP	High	VIP	Core	national	Cap	VIP	Asset	and
Investment Division:	Market	Bond	Income	Growth	Equity	Growth	Growth	Balanced	Strategy	Technology
December 31, 2002	1.856	2.849	2.458	4.907	2.532	1.441	2.398	1.667	1.771	2.339
December 31, 2003	1.849	2.942	2.917	5.985	2.943	1.783	3.228	1.968	1.957	3.025
December 31, 2004	1.845	3.029	3.177	6.128	3.196	2.015	3.656	2.124	2.197	3.485
December 31, 2005	1.875	3.050	3.228	6.755	3.453	2.326	4.090	2.211	2.706	4.050
December 31, 2006	1.938	3.151	3.528	7.033	4.004	2.789	4.259	2.437	3.223	4.330
December 31, 2007	2.010	3.300	3.632	8.769	4.524	3.353	4.791	2.746	4.603	5.337
December 31, 2008	2.013	3.284	2.811	5.532	2.921	1.920	2.885	2.149	3.384	3.491
December 31, 2009	2.037	3.484	4.083	6.974	3.594	2.417	3.856	2.412	4.195	4.984
December 31, 2010	2.021	3.662	4.649	7.782	4.308	2.750	4.924	2.800	4.518	5.571
December 31, 2011	2.003	3.895	4.850	7.876	4.340	2.526	4.362	2.867	4.155	5.202

34

ACCUMULATION UNITS OUTSTANDING
						Ivy	Ivy			Ivy
	Ivy		Ivy		Ivy	Funds	Funds		Ivy	Funds
	Funds	Ivy	Funds	Ivy	Funds	VIP	VIP	Ivy	Funds	VIP
	VIP	Funds	VIP	Funds	VIP	Inter-	Small	Funds	VIP	Science
	Money	VIP	High	VIP	Core	national	Cap	VIP	Asset	and
Investment Division:	Market	Bond	Income	Growth	Equity	Growth	Growth	Balanced	Strategy	Technology
December 31, 2001	26,705,427	34,332,677	27,062,127	105,629,807	179,198,695	71,120,895	70,773,996	50,871,186	20,251,480	51,074,761
December 31, 2002	26,962,483	34,213,228	21,935,304	77,735,484	132,186,663	53,467,888	54,531,571	41,494,392	21,689,739	39,026,878
December 31, 2003	12,349,135	25,993,403	19,876,552	65,026,176	107,559,404	43,547,685	47,637,635	37,204,739	22,121,427	34,109,477
December 31, 2004	7,948,630	19,817,399	17,147,998	55,710,891	90,709,029	36,986,011	40,544,095	33,239,648	21,008,820	29,978,985
December 31, 2005	7,164,720	17,354,525	14,876,785	47,739,903	77,827,207	33,273,464	35,048,619	28,733,101	23,627,956	26,350,308
December 31, 2006	5,761,009	15,007,533	13,139,755	40,105,286	65,683,581	29,786,955	28,533,390	24,039,768	26,370,013	21,847,985
December 31, 2007	6,490,834	13,825,938	10,680,019	31,052,456	50,886,939	23,768,595	21,258,315	18,470,575	22,916,970	16,520,470
December 31, 2008	7,943,987	11,783,572	7,934,918	23,780,650	38,716,377	17,749,508	15,919,214	13,454,074	18,171,194	12,468,421
December 31, 2009	5,744,366	9,916,823	6,771,870	19,261,280	31,268,862	14,459,535	13,046,940	10,216,310	15,082,570	10,573,230
December 31, 2010	3,715,433	8,692,626	5,839,699	16,078,244	26,314,936	12,114,178	10,979,355	8,496,687	12,519,226	8,941,767
December 31, 2011	3,101,142	7,650,834	4,977,645	13,246,195	21,889,253	9,742,200	8,966,130	6,878,014	10,109,930	7,217,465

35

Statement of Additional Information Table of Contents

     A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

The Policy	3
Accumulation Units	3
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract.	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	5
Change of Owner or Beneficiary	5
Assignment.	6
Incontestability	6
Evidence of Survival	6
Federal Tax Matters	6
Taxation of United Investors	6
Tax Status of the Policies	6
Required Distributions	6
Addition, Deletion or Substitution of Investments	7
Distribution of the Policy	7
Safekeeping of Variable Account Assets	8
State Regulation	8
Records and Reports	8
Legal Matters	8
Experts.	9
Potential Conflicts of Interest	9
Other Information	10
Financial Statements	10

36

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division
P.O. Box 1928
Birmingham, Alabama 35282-8238
Telephone: (800) 456-6330

STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advantage IIsm Deferred Variable Annuity Policy (the “Policy”) offered by United Investors Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2012, by writing or calling us at our address or phone number above. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated: May 1, 2012

		Corresponding
		Page in
	Page	Prospectus
The Policy	3
Accumulation Units	3	34
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	5
Change of Ownership or Beneficiary	5
Assignment	6
Incontestability	6
Evidence of Survival	6
Federal Tax Matters	6
Taxation of United Investors	6
Tax Status of the Policies	6
Required Distributions	6
Addition, Deletion or Substitution of Investments	7
Distribution of the Policy	7	28
Safekeeping of Variable Account Assets	8
State Regulation	8
Records and Reports	8
Legal Matters	8	34
Experts	9
Potential Conflicts of Interest	9
Other Information	10
Financial Statements	10	34

The Policy

     As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Accumulation Units

     An Accumulation Unit is an accounting unit used prior to the Retirement Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is found by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division’s appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request. In the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment at the end of the Valuation Period during which the portion of the Net Purchase Payment to be allocated to the Investment Divisions of the Variable Account is allocated to the Money Market Investment Division. In the case of an additional Purchase Payment or transfer, we will credit Accumulation Units for the portion of the Net Purchase Payment or transfer to be allocated to the Investment Divisions of the Variable Account at the end of the Valuation Period during which the Purchase Payment or transfer request is received in good order.

     The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units

     An Annuity Unit is an accounting unit used after the Retirement Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor

     The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

     The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)	is the result of:

	(a)	the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

(b)
the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

3

(c)	a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

(2)	is the result of:

	(a)	the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

	(b)	the charge or credit for any taxes reserved for the previous Valuation Period; and

(3)	is a deduction for certain mortality and expense risks that we assume.

Determination of Annuity Payments

     At the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any premium taxes and less any withdrawal charges, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

Fixed Annuity Payments

     Fixed Annuity Payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

Variable Annuity Payments

     The dollar amount of the first Variable Annuity Payment is determined by multiplying the net value (Policy Value less any applicable premium taxes) applied by purchase rates based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

     The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation. The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective Investment Division for the Valuation Period as of 14 days prior to the Variable Annuity Payment, less a pro rata portion of the charge for administrative expenses.

     After the Retirement Date, the Annuitant may reallocate the value of the Annuitant’s interest in the Investment Divisions, no more than once each Policy Year, by sending a Written Request to the home office of United Investors. A reallocation will be effected during the Valuation Period as of 14 days prior to the next Variable Annuity Payment, by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Reallocations may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of reallocation.

     United Investors guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

4

The Contract

     The entire contract is made up of the Policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the Policy.

     Changes to the Policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the Policy or to waive any of its provisions.

Misstatement of Age or Sex

     If the Annuitant’s age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report

     At least once each Policy Year prior to the Retirement Date we will send you a report on your Policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Other items, such as Purchase Payments made by automatic deduction from your checking account, may be confirmed in quarterly reports. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation

     The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

Ownership

     The Policy belongs to you, the Policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy prior to the Retirement Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action. If you die, the Owner’s Designated Beneficiary will become the Owner; if there is no Owner’s Designated Beneficiary living, the rights of ownership will vest in the executors, administrators or assigns of the Owner.

Beneficiary

     The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Annuitant will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Annuitant’s death, we will pay the Death Benefit, if any, to the Policyowner, if living; otherwise, it will be paid to the Policyowner’s estate.

Change of Ownership or Beneficiary

     Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary during the lifetime of the Annuitant. Any changes must be made by Written Request filed in good order with us at our home office. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your Written Request. We may require you to submit the Policy to us at our home office before making a change. A change of ownership may be a taxable event. You should consult your tax advisor prior to making any change.

5

Assignment

     You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing in good order at our home office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the Policy may be a taxable event. Your ability to assign a Qualified Policy may be restricted. This policy, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme. This policy is not designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not purchasing or intending to use this policy, or any of its riders, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

Incontestability

United Investors will not contest the Policy.

Evidence of Survival

     Where any payments under the Policy depend on the payee being alive, we may require proof of survival prior to making the payments.

Federal Tax Matters

Taxation of United Investors

     United Investors is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the “Code”). Since the Variable Account is not an entity separate from United Investors and its operations form a part of United Investors, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing Federal income tax law, United Investors believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies

     Section 817(h) of the Code provides that the investments of the Variable Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios’ assets may be invested. United Investors does not control the Fund or the Portfolios’ investments. However, it has entered into an agreement regarding participation in the Fund, which requires each Portfolio of the Fund to be operated in compliance with the diversification requirements prescribed by the Treasury.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policy, we believe that the owner of a policy should not be treated as the owner of the assets of the Variable Account. We reserve the right to modify the policy to bring it into conformity with applicable standards should such modification be necessary to prevent the owner of a policy from being treated as the owner of the underlying assets of the Variable Account.

Required Distributions

     In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but

6

prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner’s death.

     These requirements will be considered satisfied as to any portion of the Owner’s interest that is payable as annuity payments which will begin within one year of that Owner’s death and which will be made over the life of the Owner’s designated Beneficiary or over a period not extending beyond his life expectancy.

     If the Owner’s designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required. (See “Required Distributions” in the prospectus.)

Addition, Deletion or Substitution of Investments

     United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner’s interest in an Investment Division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.

Distribution of the Policy

     Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, is the principal underwriter of the Policies as of February 1, 2010.

7

     Prior to that date, Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama 35209, was the principal underwriter of the Policies. For each of the last three fiscal years, the principal underwriter(s) received the following sales compensation with respect to the Policies:

Aggregate Amount
of Commissions
Paid To Sterne Agee
Fiscal year	Financial Services, Inc.*
2009	$ 75,669.82
2010	$ 56,766.97
2011	$0

Aggregate Amount
of Commissions
Fiscal year	Paid to Comerica Securities
2009	$ 0
2010	$55,000
2011	$60,000

*	Includes sales compensation paid to registered persons of Sterne Agee Financial Services, Inc. or to other selling firms. We have no information as to the amount retained by the principal underwriter.

Safekeeping of Variable Account Assets

     United Investors holds the assets of the Variable Account. The assets are held separate and apart from United Investors’ general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.

State Regulation

     United Investors is subject to regulation by the Nebraska Department of Insurance. An annual statement is filed with the Nebraska Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Nebraska Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account, and make a full examination of United Investors’ operations.

     In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by such state.

Records and Reports

     All records and accounts relating to the Variable Account will be maintained by United Investors. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

Legal Matters

     Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

8

Experts

     The statement of assets and liabilities of United Investors Annuity Variable Account as of December 31, 2011 and the related statement of operations and the statement of changes in net assets for the year ended December 31, 2011 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     The statutory financial statements and schedules of United Investors Life Insurance Company as of December 31, 2011, and for the year then ended (prepared using accounting practices prescribed or permitted by the Nebraska Department of Insurance) included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     The statutory-basis statement of admitted assets, liabilities and capital and surplus of United Investors Life Insurance Company as of December 31, 2010 and the related statutory-basis statements of operations, and cash flows for the year then ended and the statement of changes in net assets of the portfolios of United Investors Annuity Variable Account for the year ended December 31, 2010, and the financial highlights for each of the four years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Potential Conflicts of Interest

     In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

     If a portfolio’s Board of Directors were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

     The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

9

Other Information

     A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the U.S. Securities and Exchange Commission.

Financial Statements

     The statuatory-basis financial statements of United Investors, which are included herein, should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

10

United Investors Life Insurance
Company
(a wholly-owned subsidiary of Protective Life Insurance Company)
Statutory-Basis Financial Statements as of and for the
Years Ended December 31, 2011 and 2010, and
Supplemental Schedules as of and for the
Year Ended December 31, 2011, and Independent
Auditors’ Reports

UNITED INVESTORS LIFE INSURANCE COMPANY

Page

INDEPENDENT AUDITORS’ REPORT	1

INDEPENDENT AUDITORS’ REPORT	2

STATUTORY-BASIS FINANCIAL STATEMENTS AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

Statutory-Basis Statements of Admitted Assets, Liabilities and Capital and Surplus	3-4

Statutory-Basis Statements of Operations	5

Statutory-Basis Statements of Changes in Capital and Surplus	6

Statutory-Basis Statements of Cash Flows	7

Notes to the Statutory-Basis Financial Statements	8-43

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011:	44

Supplemental Schedule of Selected Statutory-Basis Financial Data	45-46

Supplemental Summary Investment Schedule	47

Supplemental Schedule of Investment Risk Interrogatories	48-50

Report of Independent Auditors

To the Board of Directors and Share Owner of United Investors Life Insurance Company:

We have audited the accompanying statutory statement of admitted assets, liabilities and capital and surplus of United Investors Life Insurance Company (a wholly owned subsidiary of Protective Life Insurance Company) (the “Company”) as of December 31, 2011, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Nebraska Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material; they are described in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011, or the results of its operations or its cash flows for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2011, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Notes 1.

Our audit was conducted for the purpose of forming an opinion on the basic statutory basis financial statements taken as a whole. The accompanying Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risk Interrogatories of the Company as of December 31, 2011 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory basis financial statements. The effects on the Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2011 and for the year then ended. The Supplemental Schedule of Selected Statutory-Basis Financial Data, Summary Investment Schedule and Supplemental Schedule of Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the basic statutory basis financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 27, 2012

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of
United Investors Life Insurance Company:
Birmingham, Alabama

We have audited the accompanying statutory-basis statement of admitted assets, liabilities, and capital and surplus of United Investors Life Insurance Company (the “Company”) as of December 31, 2010, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Nebraska Deaprtment of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United Investors Life Insurance Company as of December 31, 2010, or the results of its operations or its cash flows for the year then ended.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of United Investors Life Insurance Company as of December 31, 2010, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.

/s/ Deloitte & Touche LLP

Dallas, Texas
April 28, 2011

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS DECEMBER 31, 2011 AND 2010 (Amounts in thousands except share and per share information)

	2011	2010

ADMITTED ASSETS

INVESTMENTS (Note 2):

Bonds — at amortized cost (fair value $815,097 and $745,921 in 2011 and 2010, respectively)	$725,481	$719,859

Preferred stock — at amortized cost (fair value $25,327 and $0 in 2011 and 2010, respectively)	25,099	0
Contract loans — secured by cash values	31,426	30,834
Short-term investments — at cost which approximates fair value	0	1
Cash and cash equivalents	8,037	5,002
Receivables for securities	1	2,735
Total cash and invested assets	790,044	758,431

UNCOLLECTED PREMIUMS AND AGENTS’ BALANCES IN THE COURSE OF COLLECTION	1,279	1,167

DEFERRED PREMIUMS, AGENTS’ BALANCES, AND INSTALLMENTS BOOKED BUT DEFERRED AND NOT YET DUE	34,383	39,016

INVESTMENT INCOME DUE AND ACCRUED	12,628	12,836

CURRENT FEDERAL INCOME TAX RECEIVABLE	636	0

NET DEFERRED TAX ASSET (Note 7)	17,133	11,158

OTHER ADMITTED ASSETS	3,369	1,015

SEPARATE ACCOUNT ASSETS	635,688	770,904

TOTAL	$1,495,160	$1,594,527

(Continued)

See notes to the statutory-basis financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS DECEMBER 31, 2011 AND 2010 (Amounts in thousands except share and per share information)

	2011	2010

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES:

Aggregate reserves for future policy benefits — life and annuity (Notes 4 and 6), and transfers from Separate Accounts	$638,615	$630,227
Policy and contract — claims life and annuity	4,969	5,508
Supplementary contracts without life contingencies	261	285
Premiums and annuity considerations received in advance	33	62
Payable to affiliates (Note 8)	2,950	0
Other liabilities	2,849	1,095
Asset valuation reserve	1,486	0
Separate account liabilities	635,688	770,904

Total liabilities	1,286,851	1,408,081

CONTINGENCIES (Notes 4 and 10)

CAPITAL AND SURPLUS (Note 9):

Common stock, $6 par value — authorized, issued, and outstanding, 500,000 shares	3,000	3,000
Paid-in and contributed surplus	52,000	52,000
Additional admitted deferred tax asset (Note 7)	11,599	7,575
Unassigned surplus	141,710	123,871

Total capital and surplus	208,309	186,446

TOTAL	$1,495,160	$1,594,527

(Concluded)

See notes to the statutory-basis financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS YEARS ENDED DECEMBER 31, 2011 AND 2010 (Amounts in thousands)

	2011	2010

REVENUE:
Premiums and annuity considerations	$62,836	$113,023

Net investment income (net of expenses of $2,419 and $2,626 and includes amounts from former affiliates of $0 and $12,189 in 2011 and 2010, respectively) (Note 2)	46,076	103,950
Commissions and expense allowances on reinsurance ceded	765	43
Amortization of interest maintenance reserve	486	537
Income from fees associated with investment management, administration and contract guarantees from separate accounts	16,122	18,094
Separate account surrender charges	948	1,527
Other miscellaneous income	124	197

Total revenue	127,357	237,371

BENEFITS AND EXPENSES:
Death benefits	50,093	47,456
Annuity benefits	18,146	65,423
Disability benefits	893	828
Surrender benefits	33,338	35,665
Other benefits to policyholders and beneficiaries	398	293
Change in aggregate reserves for future policy benefits (Note 4)	12,977	(838,723)
Commissions on premiums and annuity considerations	2,002	3,122
Commissions and expense allowances on reinsurance assumed	0	1,327
Administrative charge on annuity business assumed	0	980
Termination of funds withheld and inception of coinsurance (Note 4)	0	854,163
General expenses and insurance taxes, licenses, and fees	13,168	4,848
Change in loading	507	4,416
Transfers from separate accounts	(24,777)	(24,002)

Total benefits and expenses	106,745	155,796

GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES AND NET REALIZED CAPITAL LOSSES	20,612	81,575

FEDERAL INCOME TAX EXPENSE (Note 7)	7,213	25,237

NET GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES	13,399	56,338

NET REALIZED CAPITAL LOSSES — Net of federal income tax benefit of $151 and $(3,151) in 2011 and 2010, respectively, and $456 and $(3,385) transferred to interest maintenance reserve in 2011 and 2010, respectively	0	(11,629)

NET INCOME	$13,399	$44,709

See notes to the statutory-basis financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS YEARS ENDED DECEMBER 31, 2011 AND 2010 (Amounts in thousands)

	2011	2010

CAPITAL AND SURPLUS — Beginning of year	$186,446	$466,771

Net income	13,399	44,709
Change in unrealized capital gains (losses), net of tax	0	435
Change in deferred income tax	12,903	60,426
Change in nonadmitted assets	(7,053)	(42,044)
Change in asset valuation reserve	(1,486)	3,795
Transfer of net assets to former affiliate pursuant to the purchase agreement	0	(5,883)
Dividends to stockholders (Note 9)	0	(341,795)
Change in reserve on account of change in valuation basis	4,100	0
Change in supplemental executive retirement plan	0	32
Net change in capital and surplus	21,863	(280,325)

CAPITAL AND SURPLUS — End of year	$208,309	$186,446

See notes to the statutory-basis financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS YEARS ENDED DECEMBER 31, 2011 AND 2010 (Amounts in thousands)

	2011	2010

CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$66,820	$120,724
Net investment income	46,757	105,751
Net transfer from separate and segregated accounts	24,159	25,607
Miscellaneous income	17,884	19,861

Total	155,620	271,943

Benefits and loss related payments	103,070	155,274
Commissions, expenses paid, and aggregate write-ins for deductions	15,808	33,312
Federal and foreign income taxes paid	8,000	23,042

Total	126,878	211,628

Net cash from operations	28,742	60,315

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	55,181	84,643
Miscellaneous proceeds	2,733	0

Total investment proceeds	57,914	84,643

Cost of investments acquired:
Bonds	85,770	196,734
Miscellaneous applications	0	658

Total investments acquired	85,770	197,392

Net increase in contract loans and premium notes	591	1,712

Net cash (used in) provided by investments	(28,447)	(114,461)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES (USES) — Cash provided (applied):
Net deposits on deposit-type contracts and other insurance liabilities	(24)	(36)
Dividends to stockholders (Note 9)	0	(33,359)
Other cash provided	2,763	32,175

Net cash used in financing and miscellaneous uses	2,739	(1,220)

RECONCILIATION OF CASH AND SHORT-TERM INVESTMENTS:
Net change in cash and short-term investments	3,034	(55,366)
Cash and short-term investments:
Beginning of year	5,003	60,369

End of year	$8,037	$5,003

See notes to the statutory-basis financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

1.	GENERAL COMPANY INFORMATION AND SUMMARY OF SIGNIFICANT STATUTORY ACCOUNTING POLICIES

United Investors Life Insurance Company (the Company), is an insurance company domiciled in the State of Nebraska. All of the outstanding shares of the Company’s common stock are owned by Protective Life Insurance Company (PLICO), an insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of Protective Life Corporation (PLC), an insurance holding company domiciled in the State of Delaware. Other affiliated insurers include Golden Gate Captive Insurance Company, Golden Gate II Captive Insurance Company, Golden Gate III Vermont Captive Insurance Company, Golden Gate IV Vermont Captive Insurance Company, Lyndon Property Insurance Company, Protective Life & Annuity Insurance Company, Protective Life Insurance Company of New York, and West Coast Life Insurance Company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.

PLICO purchased the Company on December 31, 2010 for $364 million. The Company was previously owned by Liberty National Life Insurance Company (Liberty National), a wholly-owned subsidiary of Torchmark Corporation (Torchmark). As a result of the acquisition, the Company terminated a funds withheld agreement and entered into a coinsurance agreement with former affiliates within the Torchmark holding group. Please refer to Note 4 for further information regarding the 2010 reinsurance transactions with former affiliates occurring in conjunction with the Company’s December 31, 2010 acquisition by PLICO. In addition, certain net assets of the Company relating to employee benefits and federal income taxes of $1.7 million and $4.2 million, respectively, were transferred to Liberty National pursuant to the purchase agreement and recorded as an adjustment to surplus.

The Company issues various life, annuity, and variable policies in all states but New York. As a result of the acquisition of the Company by PLICO, the Company ceased marketing all products. Therefore, the Company’s blocks of business were closed and in “run-off” beginning in 2011.

Basis of Presentation — The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance (the Department). The Company is a stock, legal reserve, life insurer. The Department recognizes only statutory practices prescribed or permitted by the State of Nebraska for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Nebraska Insurance Law. The Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Nebraska. The Department has adopted certain prescribed accounting practices that

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

differ from those found in NAIC SAP, none of which had a material impact on the Company’s Statutory-basis Statements of Admitted Assets, Liabilities, Capital and Surplus, and Statements of Operations at and for the years ended December 31, 2011 and 2010. The Company has no material permitted practices at or for the years ended December 31, 2011 or 2010.

Statutory and Generally Accepted Accounting Principles Differences — Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). A summary of significant accounting practices, which differ from GAAP, are as follows:

(1)
the costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into earnings over the premium paying period of the related policies;

(2)	deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue;

(3)
policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including both net level and modified reserve bases. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company’s experience, investment yields, mortality, or withdrawals. Aggregate reserves are shown net of the credit taken for reinsurance;

(4)	assets must be included in the statutory financial statements at “admitted asset value” and “nonadmitted assets” must be excluded through a charge against surplus;

(5)	bonds and short term investments are generally carried at amortized cost and preferred stocks at cost, irrespective of the Company’s investment portfolio activity;

(6)	Subsidiaries and affiliates are carried as investments at net statutory book value, their periodic income is recorded as unrealized gain in surplus, and dividends are recorded as investment income;

(7)	certain assets and liabilities are reported net of ceded reinsurance balances;

(8)	realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations;

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

(9)
deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income taxes is subject to various limitations as specified by NAIC SAP. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus;

(10)
adjustments reflecting the valuation of investments at the statement date are carried to the surplus account as unrealized investment gains or losses, without providing for federal income tax or income tax reductions;

(11)	sales of assets between affiliated companies are generally recorded at fair value;

(12)	the AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus;

(13)	the IMR is reported as a liability and the amortization of the IMR is reported as revenue;

(14)	the statements of cash flows are presented in the required statutory format;

(15)
the changes in nonadmitted assets, net deferred income taxes, reserves on account of a change in valuation basis, AVR, liability for unauthorized reinsurance, and net unrealized capital gains and losses are recorded as direct increases and decreases to surplus;

(16)
life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected;

(17)
for reserve credits taken related to reinsurers considered “unauthorized” by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned surplus;

(18)	market value adjusted annuities are included in the Company’s general account for GAAP purposes, but are included in Separate Accounts on a statutory basis.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The net income and capital and surplus prepared in conformity with statutory accounting practices compared to that reported in conformity with GAAP at and for the year ended December 31, 2011 are as follows:

	Net Income	Capital & Surplus
	($ in thousands)

Statutory-basis amounts	$13,399	$208,309
Investments	(1,873)	59,308
Deferred acquisition costs	(6,416)	83,296
AVR/IMR	(30)	(1,093)
Income taxes	(3,049)	(68,528)
Policy holder benefits & reserves	19,526	87,405
Non-admitted assets	0	52,660
Other, net	408	(146)
GAAP-basis amounts	$21,965	$421,211

Summary of Significant Accounting Policies — Significant accounting policies used in the preparation of the accompanying statutory-basis financial statements are as follows:

Revenue and Policy Acquisition Cost Recognition — Premiums and annuity considerations are recognized over the premium-paying period of the policies. Consideration received on deposit-type contracts, which do not contain any life contingencies, is recorded directly to the related liability. Policy acquisition costs, such as commissions and other costs related to acquiring new business, are charged to current operations as incurred.

Future Policy Benefits — Aggregate reserves for future policy benefits for individual life policies have been provided on the net level premium method and the commissioner’s reserve valuation method, based on estimates of mortality, and investment yields, without provisions for withdrawals, as prescribed by state insurance regulatory agencies. Interest rate assumptions range from 3.0% to 6.0%. For life insurance policies, mortality rates are obtained from statutory mortality tables, primarily the 1958 C.S.O., and 1980 C.S.O. Tables. Future policy benefit reserves for annuity contracts are based on either the commissioner’s annuity reserve valuation method with appropriate statutory interest and mortality assumptions computed on the basis of interest rates ranging from 3.5% to 7.25% or the accumulated contract value.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. Surrender values are not promised in excess of legally computed reserves.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. The mean reserves are determined by computing the regular mean reserve on the plan and age and holding an additional one-half (1/2) of the extra premium charge for the year.

As of December 31, 2011, the Company has $1.6 billion of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Nebraska. Reserves to cover this insurance totaled $14.7 million and are reported in the liabilities section of the Statement of Admitted Assets, Liabilities and Capital and Surplus. Tabular Interest, tabular less actual reserves released, and tabular cost are determined by formula. The Company has no material amounts included in 2011 other net changes in reserves to report. For 2010, other net changes in reserve includes $(865.0) million which was related to the termination of a reinsurance agreement with a former affiliate, United American Insurance Company. Please refer to Note 4 for further information.

Policy and Contract Claims — Unpaid losses and loss adjustment expenses include an amount determined from individual case estimates and loss reports and an amount, based on past experience, for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and while management believes that amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period determined.

Federal Income Taxes — The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus.

Nonadmitted Assets — Nonadmitted assets (principally negative IMR, deferred income tax assets, and bills receivable) have been charged to unassigned surplus.

Interest Maintenance and Asset Valuation Reserves — An IMR is maintained as prescribed by the NAIC for the purpose of deferring realized gains and losses on the disposal of bonds resulting from changes in the overall level of interest rates. Such realized gains and losses are amortized into income over the approximate remaining life of the bonds sold. In addition, an AVR is maintained as prescribed by the NAIC for the purpose of providing for default and equity risks related to the Company’s invested assets. Changes in the AVR are charged directly to surplus.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Investments — Investments are recorded in accordance with rules promulgated by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with an NAIC designation of 6 which are carried at the lower of amortized cost or fair value. Preferred stocks are stated at amortized cost or market values, depending on the assigned credit ratings. For preferred stocks at market, the difference between cost and market is reflected in unassigned surplus.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer surveys, trustee information or internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Contract loans are carried at the unpaid principal balances. The excess of the unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus.

Short-term investments are stated at amortized cost, which approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less.

Cash includes all demand deposits reduced by the amount of outstanding checks. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the accompanying statutory-based statements of operations, net of the amount transferred to the Interest Maintenance Reserve (“IMR”) and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on a monthly basis. Interest income on mortgage-backed securities and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Due and accrued income is excluded from investment income when collection of interest is uncertain. No due and accrued investment income was excluded at December 31, 2011 or December 31, 2010. Interest earned on policy loans is charged in arrears and recognized ratably. Realized gains and losses are determined on a specific identification method.

Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets, ranging from 3 to 10 years. Depreciation expense on the

Company’s property and equipment, which is nonadmitted, was zero in 2011 and $30 thousand in 2010.

Reinsurance — The Company cedes and assumes insurance risks with other companies. Aggregate reserves for future policy benefits, premiums, and expenses are reported after deduction of amounts relating to reinsurance ceded and addition of amounts relating to reinsurance assumed. The cost of insurance purchased on reinsurance assumed contracts and any commissions earned on the retrocession of these contracts is charged directly to surplus.

Repurchase Agreements — The Company previously participated in a repurchase agreement program. Under these agreements, the Company’s policy required a minimum of 102% of the purchase price of repurchase agreements to be maintained as collateral, in accordance with Statements of Statutory Accounting Principles (SSAP) 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. At December 31, 2011, the Company had no amounts outstanding under this program. As of year-end 2010, the Company’s overnight repurchase agreements were collateralized with instruments with a total par value of $9.6 million and a total fair value of $10.6 million. The agreements outstanding at December 31, 2010 were for a duration of thirty days or less.

Fair Values of Financial Instruments — Fair value of cash and short-term investments approximate carrying value. Fair values for investment securities are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service. The carrying value of the separate account assets and liabilities approximate their fair value. See Note 3 for more information regarding the Company’s fair value measurements and procedures.

Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since December 31, 2011, and therefore, current estimates of fair value may differ significantly from the amounts presented herein.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Employee Benefit and Stock Option Plans — The Company had no employees at December 31, 2011. However, until its acquisition by PLICO on December 31, 2010, and under previous ownership, certain employees of the Company participated in Stock Options and Stock Purchase Plans. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the Company measures any compensation cost for benefits relating to its participation in the Torchmark stock option plans as the fair value of the stock at the measurement date less amounts required to be paid by the employee upon exercise, with any resulting cost recognized over the service period. Since Torchmark grants these options at the market price on the date of grant, there is no difference between the fair value and the amount that the employee is required to pay upon exercise of the option; therefore, no compensation expense is required to be recorded in the statutory-basis financial statements.

The Company previously participated in a noncontributory defined benefit pension plan sponsored by its former affiliate, Torchmark, which covered substantially all of the Company’s employees, for which the Company had no legal obligation. This plan covered employees of the Company as well as other Torchmark affiliates. In addition, Company employees were eligible to participate in various defined contribution plans sponsored by either Liberty National or Torchmark, both former affiliates, including a noncontributory defined contribution plan. In the aggregate, these defined contribution plans covered substantially all employees. Upon acquisition of the Company by PLICO on December 31, 2010, Torchmark retained all liabilities under these plans. The Company’s expenses incurred under these plans were immaterial for the year ended December 31, 2010.

Separate Accounts — Variable annuity and life products were marketed by the Company to service a variety of needs, including retirement income and long-term tax-deferred growth opportunities. Deposits for variable annuity and life products are invested at the policyholder’s direction into their choice of a variety of mutual funds managed by Waddell & Reed (W&R) and other fund managers, which vary in degree of investment risk and return. A fixed annuity investment account is also available as a variable annuity investment option. Investments pertaining to variable annuity and life deposits are reported at fair value as Separate Account Assets and the corresponding deposit balances for variable annuities and life products are reported as Separate Account Liabilities. Premiums related to sales of variable annuities and life products are reflected in income as deposit-type funds. The premiums are transferred to the separate accounts, net of surrenders and applicable policy charges for insurance risk, administration, asset management fees, and sales commissions.

Risk Based Capital — The Department has adopted risk based capital (RBC) requirements for life insurance companies, as promulgated by the NAIC. These requirements are applicable to the Company. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory-basis financial

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

balances or various levels of activity based on the perceived degree of risk and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level capital (ACLC).

The RBC guidelines define specific capital levels based on a company’s ACLC that are determined by the ratio of the Company’s total adjusted capital (TAC) to its ACLC. TAC is equal to statutory capital, plus the AVR and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

At December 31, 2011 and 2010, the statutory TAC of the Company exceeded the level requiring corrective action.

Use of Estimates — The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates susceptible to the significant changes are those used in determining the liability for aggregate reserves for future policy benefits, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Concentrations of Credit Risk — Financial instruments that potentially subject the Company to concentrations of credit risk are primarily bonds, equity securities, short-term investments, and cash on deposit. Such investments include investments in commercial paper of companies with high credit ratings, investments in money market securities, and investments in securities backed by the United States government. The Company limits the amount of credit exposure with any one financial issuer or institution and believes that no significant concentration of credit risk exists with respect to the portfolio. Please refer to Note 2 for further information regarding the Company’s concentration of credit risk.

Subsequent Events — We have evaluated subsequent events after the balance sheet date of December 31, 2011 through April 27, 2012, which is the date the financial statements were available to be issued. The Company has received approval from regulatory authorities, including its domiciliary State, Nebraska, and will merge with and into its parent, PLICO, on July 1, 2012. PLICO will be the surviving legal entity, and the Company will cease to exist effective July 1, 2012.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

New or Pending Accounting Standards — Effective December 31, 2010, the Company adopted SSAP No. 5 – Revised, “Liabilities, Contingencies, and Impairments of Assets” (SSAP No. 5R), which adopts, with modification, Financial Accounting Standards Board (FASB) Interpretation Number 45 (FIN 45). The substantive revisions require entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. The adoption of this accounting principle did not have a material effect on the Company’s 2010 statutory-basis financial statements.

Effective December 31, 2010, the Company adopted SSAP No. 35 – Revised, “Guaranty Fund and Other Assessments,” (SSAP No. 35R), which adopted, with modification, Accounting Standards Codification (ASC) 405-30 (ASC 405-30). The revisions modify the conditions required before recognizing liabilities for insurance-related assessments. Under the new guidance the liability is not recognized until the event obligating an entity to pay an imposed or probable assessment has occurred. This impacts prospective-premium based guaranty fund assessments as the event that obligates the entity is the writing of, or becoming obligated to write or renew the premiums on which future assessments are to be based. The adoption of this accounting principle did not have a material effect on the Company’s 2010 statutory-basis financial statements.

Effective December 31, 2010, the Company adopted SSAP No. 91 – Revised, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” (SSAP No. 91R), which updated securities lending accounting, reporting and disclosures. The adoption of this accounting principle did not have a material effect on the Company’s 2010 statutory-basis financial statements.

Accounting Changes — In connection with the purchase of the Company by PLICO on December 31, 2010, and subsequent conversion of the Company’s actuarial valuation software, the Nebraska Department approved certain reserve adjustments during 2011. The impact of these changes was to increase “Aggregate reserve for future policy benefits—life and annuity” (Statutory-basis Statement of Liabilities) by $9.2 million and decrease “Uncollected Premiums and Agents’ Balances in the Course of Collection” (Statutory-basis Statement of Admitted Assets) by $3.4 million, with a corresponding increase of $9.2 million to “Change in aggregate reserves for future policy benefits” (Statutory-basis Statement of Operations) and decrease to “Premiums and annuity considerations” of $3.4 million (Statutory-basis Statement of Operations). Other approved reserve adjustments included interest rate changes for certain lines of business that had previously been calculated using rates that were lower than the allowable maximum rate and certain adjustments to the alternative minimum reserve calculations for policy riders, which decreased “Aggregate reserve for future policy benefits — life and annuity” by $4.1 million at December 31, 2011. The $4.1 million impact of this change was treated as a “Change in reserve on account of change in valuation basis” (Statutory-basis Statement of Changes in Capital and Surplus). The cumulative net impact of all changes mentioned above was a decrease to “Unassigned surplus” and “Capital and surplus” of $8.5 million.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

2. INVESTMENTS

Net investment income for the years ended December 31, 2011 and 2010, is summarized as follows:

	December 31
	2011	2010
	($ in thousands)

Bonds	$44,851	54,184
Preferred stock - former affiliates	0	12,189
Preferred stock - unaffiliated	2,064	0
Policy loans	1,552	2,019
Short-term investments and cash on deposit	0	750
Income on funds withheld on business assumed	0	37,434
Miscellaneous investment income	28	0
Gross investment income	48,495	106,576
Less investment expenses	2,419	2,626
Net investment income	$46,076	$103,950

The cost or amortized cost, gross unrealized gains and losses, and fair value of bonds and preferred stock as of December 31, 2011 and 2010, are as follows:

	2011
	($ in thousands)
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government	$22,438	$1,591	$0	$24,029
Other governments	0	0	0	0
Special revenue and assessment	74,786	3,957	0	78,743
Industrial and miscellaneous	556,552	91,220	(4,230)	643,542
Hybrids	61,959	841	(4,081)	58,719
Total bonds, excluding loan-backed and structured securities	715,735	97,609	(8,311)	805,033

Loan-backed and structured securities:
Residential mortgagebacked securities	3,615	48	0	3,663
Commercial mortgage backed securities	6,131	270	0	6,401
Total Loan-backed and structures securities	9,746	318	0	10,064
Total Bonds	725,481	97,927	(8,311)	815,097
Preferred Stock	25,099	335	(107)	25,327
Total Bonds and Preferred Stock	$750,580	$98,262	$(8,418)	$840,424

	2010
	($ in thousands)
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government	$2,651	$52	$(1)	$2,702
Other governments	55,108	224	(1,737)	53,595
Political subdivision	18,762	0	(296)	18,466
Industrial and miscellaneous	563,881	35,326	(6,489)	592,718
Hybrids	79,457	1,381	(2,398)	78,440
Total bonds	$719,859	$36,983	$(10,921)	$745,921

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The amortized cost at December 31, 2011, and December 31, 2010, includes adjustments for those securities that are other-than-temporarily impaired (OTTI) and for lower rated securities stated at the lower of amortized cost or fair value.

The amortized cost and fair value of bonds at December 31, 2011, by contractual maturity, are shown below. Expected and actual maturities will differ from contractual maturities because the issuers of such bonds may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
	($ in thousands)

Bonds, excluding loan-backed and structured securities:
Due in one year or less	$2,509	$2,523
Due after one year through five years	20,338	21,979
Due after five years through ten years	52,827	59,305
Due after ten years	640,061	721,226

Total bonds, excluding loan-backed and structured securities	715,735	805,033

Total loan-backed and structured securities	9,746	10,064
Total bonds	$725,481	$815,097

Proceeds from sales of bonds during 2011 and 2010 were $79.8 million and $22.4 million, respectively. Gross gains of $0.6 million and $0.5 million in 2011 and 2010, respectively, were realized on those sales. Gross losses of zero and $1.4 million were realized on those sales in 2011 and 2010, respectively.

The Company had approximately $2.7 million in U.S. Treasury notes on deposit with various state insurance and governmental regulatory agencies as required by law at both December 31, 2011 and 2010, respectively.

The Company’s portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. Fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, the Company considers declines in value resulting from changes in market interest rates to be temporary. In certain circumstances, however, the Company determines that the decline in value of a security is other-than-temporary and writes the book value of the security down to fair value, realizing an investment loss. The determination that an impairment is other-than-temporary is highly subjective and involves the careful consideration of many factors.

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (please see the “Loan-backed and Structured Securities” section for information on loaned-back security OTTI). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) the intent and ability of the

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Company to hold the investment until recovery, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position and continued viability of the issuer are significant measures considered. The Company believes that it will collect all amounts contractually due and has the intent and the ability to hold these securities until recovery. No OTTI’s were recognized during either 2011 or 2010.

The following table discloses unrealized investment losses by class of investment at December 31, 2011 and 2010. The Company considers these investments to be only temporarily impaired.

	2011
	Less Than Twelve Months		Twelve Months or Longer		Total
	($ in thousands)
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss

Industrial and miscellaneous	$37,895	$(2,791)	$8,077	$(1,439)	$45,972	$(4,230)
Hybrids	30,005	(2,838)	7,626	(1,243)	37,631	(4,081)
Total fixed maturities	67,900	(5,629)	15,703	(2,682)	83,603	(8,311)
Preferred stock	11,306	(107)	0	0	11,306	(107)

Total unrealized losses	$79,206	$(5,736)	$15,703	$(2,682)	$94,909	$(8,418)

	2010
	Less Than Twelve Months		Twelve Months or Longer		Total
	($ in thousands)
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss

Political subdivisions	$38,371	$(1,737)	$18,466	$(296)	$56,837	$(2,033)
Corporates	90,486	(3,512)	103,990	(5,376)	194,476	(8,888)
Total fixed maturities	128,857	(5,249)	122,456	(5,672)	251,313	(10,921)

Total unrealized losses	$128,857	$(5,249)	$122,456	$(5,672)	$251,313	$(10,921)

The Company had securities with a market value of $15.7 million in an unrealized loss position for greater than 12 months at December 31, 2011, composed of primarily banking, communications, and insurance securities. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

At December 31, 2011, the company held the following individual securities that exceeded 10% of capital and surplus:

Carrying Value
($ in thousands)

Municipal Electric Authority of Georgia	$25,000
Transalta Corp.	24,669

As of December 31, 2010, the Company did not own any loan-backed nor any asset-backed securities. Therefore, the Company has no exposure to subprime mortgage related risk through direct holdings in loan-backed securities. However, during the year the Company held investments in single-class mortgage-backed securities consisted entirely of GNMAs (U.S. government-backed agency pools) and FNMAs (U.S. government-sponsored agency pools). The Company did not own any non-agency residential MBS that were subject to specialized reporting under SSAP No. 43R. During 2010, the Company sold all of its holdings in GNMA and FNMA pools at a gain of $126 thousand.

At December 31, 2011, the Company held two mortgage-backed securities at December 31, 2011, consisting of a Freddie Mac residential mortgage-backed bond with a carrying value of $3.6 million, and a JP Morgan Chase commercial mortgage-backed bond with a carrying value of $6.1 million. Both securities were acquired during 2011, neither security was impaired during 2011, and both had fair values which exceeded statutory book value at December 31, 2011. Therefore, neither security is subject to specialized reporting under SSAP No. 43R. The Company had no direct exposure through subprime mortgage loans at December 31, 2011.

The Company owns investments in foreign securities. Certain European countries have experienced varying degrees of financial stress. Risks from the continued debt crisis in Europe could continue to disrupt the financial markets which could have a detrimental impact on global economic conditions and on sovereign and non-sovereign obligations. Although the financial relief plan announced by European leaders on October 27, 2011 initially drew favorable responses from the financial markets, details remain to be negotiated and implementation is subject to certain contingencies and risks. There remains considerable uncertainty as to future developments in the European debt crisis and the impact on financial markets.

3.	FAIR VALUE OF FINANCIAL INSTRUMENTS

As discussed in Note 1, the Company adopted Statement of Statutory Accounting Principles No. 100, “Fair Value Measurements” (“SSAP No. 100”), effective December 31, 2010. SSAP No. 100 defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

of fair value in SSAP No. 100 focuses on an “exit price”, the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy can be defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a) Quoted prices for similar assets or liabilities in active markets,
(b) Quoted prices for identical or similar assets or liabilities in non-active markets,
(c) Inputs other than quoted market prices that are observable, and
(d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table provides information as of December 31, 2011 about the Company’s financial assets and liabilities measured at fair value:

	($ in thousands)
Description	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Separate account assets	$635,688	$635,688	$0	$0

The Company did not hold any Level 3 financial instruments as of December 31, 2011.

There were no transfers between levels for the twelve months ended December 31, 2011.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Fair Value Methodology

Description of Pricing Inputs — The Company predominantly uses a third party pricing service and broker quotes to determine fair values. The third party pricing service and brokers use certain inputs to determine the value of asset backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation would consist of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margin, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third party pricing service utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third party pricing service prices equity securities using market observable prices for the same or similar securities traded in an active market.

Determination of Fair Values — The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for all Level 1 and 2 financial instruments owned by the Company

The fair value of corporate bonds, government securities, equity securities, and mortgage backed securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these two pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the twelve months ended December 31, 2011.

The Company has analyzed the third party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company.

The Company’s Separate Account assets consist of financial instruments similar to those held in the general account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for general account assets. All assets in the Separate Account are held at fair value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The carrying amount and estimated fair values of the Company’s financial instruments as reported on the Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2011 are as follows:

	2011
	($ in thousands)
	Statement Value	Estimated Fair Value

Financial assets:
Bonds	$725,481	$815,097
Preferred stock	25,099	25,327
Cash	8,037	8,037
Policy loans	31,426	31,426
Assets related to separate accounts	635,688	635,688
Financial liabilities:
Annuities	125,145	124,394

Bond and preferred stock fair values are determined using methodologies prescribed by the NAIC. The market value of bonds and preferred stocks is determined by management after considering one of two primary sources of information: third party pricing services and non-binding independent broker quotations.

The book value of the Company’s cash approximates fair value.

Contract and policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company’s fair value of contract loans approximates carrying value.

The Separate Account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the Separate Account liabilities, which represent the policyholder’s equity in those assets. These amounts are reported separately as assets and liabilities related to Separate Accounts in the accompanying financial statements. Separate Account assets are invested in mutual funds. The fair value of mutual funds held in Separate Accounts was obtained from unadjusted quoted market prices. These valuations are categorized as a level 1 valuation as defined by SSAP No. 100.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

As of December 31, 2011 the Company estimated the fair value of annuity account balances using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

4.	REINSURANCE

The Company has entered into reinsurance contracts involving life insurance and annuity policies. The aggregate reserves for future policy benefits, unearned premiums, policy and contract claims, premiums, and benefits are reported after adding or deducting amounts relating to reinsurance assumed or ceded, respectively.

In conjunction with the sale of the Company to PLICO, the Company entered into a coinsurance agreement with Liberty National on December 31, 2010. Under this agreement, certain non-variable life insurance policies were ceded to Liberty National. Statutory assets and liabilities were transferred on 12/31/2010 from the Company to the reinsurer as follows:

●	Life Benefit Reserves	$(29.4	) million

●	Claim Liability and Advance Premium	(2.4	) million

●	Net Due Premium	0.2	million

●	Net Deferred Premium	9.7	million

●	Net Change in Statutory Reserves	$(21.9	) million

An estimated settlement of $20.7 million was computed based upon the ending November 2010 Statutory net reserves. Funds were transferred from the Company to Liberty National on December 31, 2010. A payable to the reinsurer in the amount of $1.2 million was recorded to reflect December activity.

The changes in statutory assets and reserves are reflected in the exhibits and schedules in which they would normally be recorded with an offsetting adjustment of $21.9 million reported as “Termination of funds withheld and inception of coinsurance” on the Statement of Operations. There was no impact on net income or surplus as a result of this coinsurance agreement.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Effective October 1, 2010, the funds withheld annuity coinsurance agreement between the Company and its affiliate on that date, United American Insurance Company (“United American”), which was established January 1, 1997, was mutually terminated by both companies. As the agreement was a funds withheld agreement, the resulting commutation resulted in no funds being transferred between the companies. The effects are detailed as follows:

●	Reduction of funds withheld on business assumed	$832.3 million

●	Reduction of Aggregate reserves for future policy benefits – life and annuity	$832.3 million

The $832.3 million was reflected on the Statement of Operations as “Termination of funds withheld and inception of coinsurance” to offset the decrease in reserves reflected on the Statement of Operations, “Increase in aggregate reserves for future policy benefits.”

Under this agreement, which had been established January 1, 1997, the Company had assumed the risk of the annuity products of United American. United American continued to hold the investments related to the policies assumed under this agreement. The reserves recorded for the assumed policies totaled $0 as of December 31, 2010. In accordance with the agreement, the Company recorded premium and annuity considerations totaling $35.7 million in 2010. The commission expense for this business totaled $1.3 million in 2010. The Company recorded investment income related to interest on funds withheld on business assumed totaling $37.4 million in 2010. Benefit expense totaling $43.7 million was recorded in 2010. An administrative fee to United American was paid totaling $0.9 million in 2010.

Effective October 1, 1985, the Company assumed a block of ordinary life policies from Liberty National. The reserves for the assumed policies totaled $5.0 million as of December 31, 2010. Associated assumed premiums totaled $105 thousand in 2010. Benefit expenses totaling $0.3 million was recorded in 2010.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The amounts related to all reinsurance assumed and ceded as of and for the years ended December 31, 2011 and 2010, are shown below ($in thousands):

	2011		2010
Assumed	Former Affiliates*	Nonaffiliates	Former Affiliates*	Nonaffiliates

Aggregate reserves for future policy benefits	$4,404	$0	$5,033	$0
Premiums	105	0	35,788	0
Benefits	365	0	43,828	0
Commissions and reinsurance expense allowances	0	0	1,327	0

Ceded

Aggregate reserves for future policy benefits	30,108	8,707	29,414	8,513
Premiums	12,060	2,508	5,993	2,771
Benefits	8,610	2,889	2,390	2,067

Commissions and reinsurance expense allowances	0	0	0	0

* For comparison purposes, affiliates of the Company prior to its December 31, 2010 purchase by PLICO are shown as Former Affiliates. See Note 1 for further details of the December 31, 2010 purchase of the Company by PLICO. No amounts were ceded to, or assumed from, any of the
   Company’s affiliates at December 31, 2010.

The Company reinsures that portion of insurance risk, which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $0.5 million per life. Life insurance ceded represented 26% of total life insurance in force at December 31, 2011, and 23% of premium income for 2011 on life insurance policies. The Company would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation.

Ceded Reinsurance Report

Section 1 —General Interrogatories

●
Are any of the reinsurers, listed in Schedule S as nonaffiliated, owned in excess of 10% or controlled, either directly or indirectly, by the Company or by any representative, officer, trustee, or director of the Company? Yes () No (X)

●
Have any of the policies issued by the Company been reinsured with a company chartered in a country other than the United States (excluding U.S. branches of such companies), which is owned in excess of 10% or controlled directly or indirectly by an

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

insured, a beneficiary, a creditor or an insured or any other person not primarily engaged in insurance business? Yes() No (X)

Section 2 — Ceded Reinsurance Report — Part A

●
Does the Company have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits? Yes() No (X)

●
Does the Company have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies? Yes() No (X)

Section 3 — Ceded Reinsurance Report — Part B
●
What is the estimated amount of the aggregate reduction in surplus, for agreements, not reflected in Section 2 above, of termination of all reinsurance agreements, by either party, as of the date of this statement? Where necessary, the Company may consider the current or anticipated experience of the business reinsured in making the estimate. None.

●
Have any new agreements been executed or existing agreements amended, since January 1 of the year of this statement, to include policies and contracts which were in-force or which had existing reserves established by the Company as of the effective date of the agreement? Yes() No (X)

Uncollectible Reinsurance
The Company did not write off any reinsurance receivables during 2011.

Commutation of Ceded Reinsurance
The Company has not commuted any ceded reinsurance during 2011.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

5.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows:

	2011		2010
Type	Gross	Net of Loading	Gross	Net of Loading
	($ in thousands)
Ordinary new business	$2	$1	$88	$58
Ordinary renewal	17,083	29,695	20,907	33,951
Group life	3,420	5,966	3,523	6,174
Total	$20,505	$35,662	$24,518	$40,183

The Company had deferred and uncollected premiums of greater than 90 days outstanding at December 31, 2011 of less than $2 thousand. The Company had no deferred and uncollected premiums greater than 90 days outstanding as of December 31, 2011 and 2010.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

6.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal Characteristics of Annuity Actuarial Reserves and Deposit-Type Contract Funds and other Liabilities Without Life or Disability Contingencies at December 31 2011 are as follows:

2011

	General Account	Separate Account Non-guaranteed	Total
	($ in thousands)
Subject to discretionary withdrawal:
- with market value adjustments	$0	$0	$0	0.0%
- at book value less surrender charge of 5% or more	1,857	0	1,857	0.3
- at market	0	481,614	481,614	78.6
Subtotal	1,857	481,614	483,471	78.9
Subject to discretionary withdrawal - without adjustments
- at book value (minimal or no charge or adjustments)	113,981	0	113,981	18.6
Not subject to discretionary withdrawal provision	9,568	5,413	14,981	2.5
Total annuity actuarial reserves and deposit fund liabilities (gross)	125,406	487,027	612,433	100.0%
Less: reinsurance	0	0	0
Total annuity actuarial reserves and deposit liabilities (net)	$125,406	$487,027	$612,433

The following information is obtained from the Annual Statement, which is filed with the Department and is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the statutory-basis statements of admitted assets, liabilities, capital and surplus as of December 31, 2011:

($ in thousands)
2011
Life & Accident & Health Annual Statement:
Exhibit 5, section B, Totals (net)	$125,145
Exhibit 5, section C, Totals (net)	0
Exhibit 7, Column 1, Line 14	261
Subtotal	125,406
Separate Accounts Annual Statement:
Page 3, Line 1, Column 3, Totals	487,027
Page 3, Line 2, Column 3, Totals	0
Subtotal	487,027
Total annuity actuarial reserves and deposit fund liabilities	$612,433

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

7.	FEDERAL INCOME TAXES

The components of the net deferred tax asset/(liability) at December 31 are as follows:

	$ In thousands
	12/31/2011			12/31/2010			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)

	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
Gross Deferred Tax Assets	$83,245	$0	$83,245	$57,785	$8,926	$66,711	$25,460	$(8,926)	$16,534
Statutory Valuation Allowance Adjustments	0	0	0	0	0	0	0	0	0
Adjusted Gross Deferred Tax Assets	83,245	0	83,245	57,785	8,926	66,711	25,460	(8,926)	16,534
Deferred Tax Liabilities	17,767	0	17,767	14,136	0	14,136	3,631	0	3,631
Subtotal - Net Deferred Tax Assets (Liabilities)	65,478	0	65,478	43,649	8,926	52,575	21,829	(8,926)	12,903
Deferred Tax Assets Nonadmitted	48,345	0	48,345	34,486	6,931	41,417	13,859	(6,931)	6,928
Net Admitted Deferred Tax Assets (Liabilities)	$17,133	$0	$17,133	$9,163	$1,995	$11,158	$7,970	$(1,995)	$5,975

The Company has elected to admit additional deferred tax assets (DTAs) pursuant to SSAP No. 10R, paragraph 10e for the reporting years ended December 31, 2011 and 2010.

Increase in admitted adjusted gross DTAs as a result of application of paragraph 10.e.:

	$ In thousands
	12/31/2011			12/31/2010			Change
	(1)	(2)	(3)	(1)	(2)	(3)	(7)	(8)	(9)

	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 7+8) Total
With paragraph 10.e.	$17,133	$0	$17,133	$23,300	$1,995	$25,295	$(6,167)	$(1,995)	$(8,162)
With paragraph 10.a.-c.	5,535	0	5,535	17,055	665	17,720	(11,520)	(665)	(12,185)
Increase attrib utable to the application of 10.e.	$11,598	$0	$11,598	$6,245	$1,330	$7,575	$5,353	$(1,330)	$4,023

	$ In thousands
	12/31/2011			12/31/2010			Change
	(1)	(2)	(3)	(1)	(2)	(3)	(7)	(7)	(9)

	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 7+8) Total
Admission Calculation Components - SSAP 10R, paragraphs 10.a., 10.b. and 10.c.:
Paragraph 10.b. (the lesser paragraph of 10.b.i.and 10.b.ii. below)	5,535	0	5,535	2,918	665	3,583	2,617	(665)	1,952
Paragraph 10.a.	$0	$0	$0	$0	$0	$0	$0	$0	$0
Paragraph 10.b.i.	5,535	0	5,535	2,918	665	3,583	2,617	(665)	1,952
Paragraph 10.b.ii.	XXX	XXX	18,074	XXX	XXX	3,583	XXX	XXX	14,491
Paragraph 10.c.	17,767	0	17,767	14,137	0	14,137	3,630	0	3,630
Total	$23,302	$0	$23,302	$17,055	$665	$17,720	$6,247	$(665)	$5,582

Admission Calculation Components - SSAP 10R, paragraphs 10.e.:
Paragraph 10.e.i	$3,066	$0	$3,066	$0	$0	$0	$3,066	$0	$3,066
Paragraph 10.e.ii. (the lesser paragraph of 10.e.ii.a. and 10.e.ii.b. below)	8,533	0	8,533	6,245	1,330	7,575	2,288	(1,330)	958
Paragraph 10.e.ii.a	8,533	0	8,533	6,245	1,330	7,575	2,288	(1,330)	958
Paragraph 10.e.ii.b.	XXX	XXX	9,037	XXX	XXX	7,575	XXX	XXX	1,462
Paragraph 10.e.iii.	0	0	0	0	0	0	0	0	0
Total	$11,599	$0	$11,599	$6,245	$1,330	$7,575	$5,354	$(1,330)	$4,024

Used in SSAP 10R, Paragraph 10.d.:
Total Adjusted Capital less Expanded DTA	XXX	XXX	$198,196	XXX	XXX	$178,871	XXX	XXX	$19,325
Authorized Control Level	XXX	XXX	9,000	XXX	XXX	9,157	XXX	XXX	(157)

*XXX denotes not applicable

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The Company had no impact for tax planning strategies at December 31, 2011 or December 31, 2010:

	12/31/2011			12/31/2010			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)

	Ordinary Percent	Capital Percent	(Col 1+2) Total Percent	Ordinary Percent	Capital Percent	Capital Total Percent	Ordinary Percent	Capital Percent	(Col 7+8) Total Percent
Impact of Tax Planning Strategies
Adjusted Gross DTA (% of Total Adjusted Gross DTAs)	0%	0%	0%	0%	0%	0%	0%	0%	0%
Net Admitted Adjusted Gross DTA (% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%	0%	0%	0%	0%	0%	0%

	$ In thousands
	12/31/2011			12/31/2010			Change
	(1)	(2)	(3)	(1)	(2)	(3)	(7)	(8)	(9)

	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 7+8) Total
SSAP 10R, Paragraph 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$5,535	$0	$5,535	$2,918	$665	$3,583	$2,617	$(665)	$1,952
Admitted Assets	XXX	XXX	1,480,483	XXX	XXX	1,586,952	XXX	XXX	(106,469)
Adjusted Statutory Surplus	XXX	XXX	180,744	XXX	XXX	475,105	XXX	XXX	(294,361)
Total Adjusted Capital from DTAs	XXX	XXX	5,535	XXX	XXX	3,583	XXX	XXX	1,952

Increase Due to SSAP 10R, paragraph 10.e.:
Admitted Deferred Tax Assets	$11,599	$0	$11,599	$6,245	$1,330	$7,575	$5,354	$(1,330)	$4,024
Admitted Assets	XXX	XXX	11,599	XXX	XXX	7,575	XXX	XXX	4,024
Statutory Surplus	XXX	XXX	11,599	XXX	XXX	7,575	XXX	XXX	4,024

*XXX denotes not applicable

There are no temporary differences for which deferred tax liabilities are not recognized.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Current and deferred income taxes incurred consist of the following major components:

Current Income Tax:

	$ In thousands
	(1)	(2)	(3)

	2011	2010	(Col 1-2) Change

Federal	$7,213	$25,237	$(18,024)
Foreign	0	0	0
Subtotal	7,213	25,237	(18,024)
Federal income tax on capital gains	151	(3,151)	3,302
Utilization of capital loss carryforwards	0	0	0
Other	0	0	0
Federal and Foreign income taxes incurred	$7,364	$22,086	$(14,722)

Deferred Tax Assets:

	$ In thousands
	(1)	(2)	(3)

	2011	2010	(Col 1-2) Change
Ordinary:
Policyholder reserves	$23,302	$18,162	$5,140
Investments	8,134	0	8,134
Deferred acquisition costs	15,717	15,581	136
Other (including items <5% of total ordinary tax assets)	59	576	(517)
Purchased Intangibles	36,033	23,467	12,566
Subtotal	83,245	57,786	25,459

Statutory valuation allowance adjustment	0	0	0
Nonadmitted	48,345	34,486	13,859
Admitted ordinary deferred tax assets	34,900	23,300	11,600

Capital:
Investments	0	8,926	(8,926)
Net capital loss carryforward	0	0	0
Subtotal	0	8,926	(8,926)

Nonadmitted	0	6,931	(6,931)
Admitted capital deferred tax assets	0	1,995	(1,995)
Admitted deferred tax assets	34,900	25,295	9,605

Deferred Tax Liabilities:

Ordinary:
Deferred and uncollected premium	12,482	14,064	(1,582)
Policyholder reserves	5,285	0	5,285
Other (including items <5% of total ordinary tax assets)	0	72	(72)
Subtotal	17,767	14,136	3,631

Capital	0	0	0
Deferred tax liabilities	17,767	14,136	3,631

Net Deferred Tax Assets/Liabilities	$17,133	$11,158	$5,975

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

The change in net deferred income taxes at December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in “Changes in Capital and Surplus”):

	$ In thousands
	(1)	(2)	(3)

	2011	2010	(Col 1-2) Change

Total Deferred Tax Assets	$83,245	$66,711	$16,534
Total Deferred Tax Liabilities	(17,767)	(14,136)	(3,631)
Net deferred tax assets/liabilities	$65,478	$52,575	12,903
Tax effect of unrealized gains/(losses)			0
Change in net deferred income tax			$12,903

Reconciliation of Federal Income Tax Rate to Actual Effective Rate -- among the more significant book to tax adjustments were the following:

	$ In thousands
	2011
	Amount In Thousands	Tax Effect	Effective Tax Rate (%)

Provision computed at statutory rate	$20,612	$7,214	35.0%

Tax on STAT Capital Gains	607	212	1.0
Amortization of IMR	(486)	(170)	(0.8)
Change in non-admits	(95)	(33)	(0.2)
Nondeductible expense	0	0	0.0
Tax-exempt income deduction	(1,960)	(686)	(3.3)
Deferred tax benefit due to Section 338(h)(10) election	(38,605)	(13,511)	(65.6)
Tax on Exhibit 5A reserve change	4,100	1,435	7.0
Total	$(15,827)	$(5,539)	(26.9)%

Federal income taxes incurred expense/(benefit)		7,213	35.0%
Tax on capital gains/(losses)		151	0.7
Change in net deferred income taxes charge/(benefit)		(12,903)	(62.6)
Total statutory income taxes		$(5,539)	(26.9)%

In conjunction with the Company’s change in ownership at December 31, 2010 as discussed in Note 1, an election under Internal Revenue Code Section 338(h)(10) was made, and the tax basis of the Company’s assets were revalued pursuant to this election. As a result of this election, the Company recognized a significant tax benefit in the rate reconciliation due to the deferred tax asset recorded on goodwill from the acquisition.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

At December 31, 2011, the Company had no operating, no capital loss and no Alternative Minimum Tax carryforwards available to offset future net income subject to federal income taxes.

The Company incurred the following amount of income taxes in the current year and preceding years that are available for recoupment in the event of future net losses (in thousands):

	Ordinary	Capital	Total
2009	$0	$0	$0
2010	0	0	0
2011	7,213	151	7,364
Total	$7,213	$151	$7,364

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code or state transferable tax credits.

The Company’s federal income tax return for the tax year ended December 31, 2011 will not be filed on a consolidated basis.

The Company’s federal income tax return for the tax year ended December 31, 2010 was consolidated with Torchmark Corporation and Subsidiaries. Under the tax sharing agreement of the Company’s previous owner, each Company paid a share of the total tax liability determined as if computed separately. Companies that would report a loss were reimbursed to the extent that their losses are utilized by affiliates with taxable income. The calculation was made pursuant to Federal Income Tax Regulation 1.552-1(a)(2) and 1.502-33(d)(3)(ii). Torchmark has assumed the current tax liability of the Company that would be pursuant to the 2010 tax return.

Effective January 1, 2012, the Company will adopt SSAP No. 101, “Income Taxes--A Replacement of SSAP No. 10R and SSAP No. 10” (“SSAP No. 101”). With regard to the amount of admitted deferred tax asset that an insurance company may report on its statutory financial statements, the NAIC implemented temporary rules that were first effective in 2009; these rules generally increased the amount of such asset during the three-year period ending December 31, 2011. During 2011, the NAIC issued SSAP No. 101, which replaces this previous set of rules regarding an insurance company’s statutory accounting for income taxes, beginning in 2012. At this time, the Company believes that the amount of admitted deferred tax assets that it will report in its 2012 statutory financial statements will not be materially different from what it would have reported had the aforementioned, previous set of rules stayed in effect.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

8.	INFORMATION CONCERNING PARENT, SUBSIDIARY, AND AFFILIATES

Effective December 31, 2010, the Company is a wholly owned subsidiary of PLICO, an insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of PLC, an insurance holding company domiciled in the State of Delaware.

PLICO purchased the Company on December 31, 2010 for $364.0 million. The Company was previously owned by Liberty National, a wholly-owned subsidiary of Torchmark.

The Company received no capital contributions during 2011 or 2010.

The Company paid no dividends or distributions during 2011.

The Company paid cash distributions to Liberty National of $10.2 million, $0.9 million, and $26.0 million on March 30, May 18, and June 21, 2010, respectively. The Company also paid an extraordinary dividend, which was approved by the Insurance Commissioner of the State of Nebraska, to Liberty National on December 20, 2010 with an estimated fair value of $304.7 million consisting of bonds and accrued interest of $117.6 million, preferred stocks and accrued dividends (see Torchmark preferred stock discussion below) of $190.9 million, offset by cash received from Liberty National of $3.7 million. The Company recognized realized losses of $(19.2) million and $(1.8) million on these bond and preferred stock distributions, respectively.

At December 31, 2009, the Company owned 136,012 shares 6.5% Cumulative Preferred Stock, Series A, and 52,200 shares of 7.15% Cumulative Preferred Stock, Series A of a former affiliate, Torchmark, which were subsequently distributed to Liberty National as part of an extraordinary dividend on December 20, 2010. Dividend income on Torchmark preferred stock was $12.2 million in 2010.

Affiliates under the control of PLC and Torchmark routinely receive from or pay to other affiliates reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly. At December 31, 2011, the Company had an intercompany payable of $2.9 million. At December 31, 2010, the Company had no payables or receivables with affiliates or former affiliates

There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company’s or any affiliated insurer’s assets to liability, other than insurance contracts entered into in the ordinary course of business.

TMK Re., Ltd. (TMK Re.), a former affiliate of the Company borrowed $45 million and $44 million at an interest rate of 3.25% from the Company on March 10, 2010 and June 9, 2010, respectively. These borrowings were repaid in full on June 9, 2010 and July 20,

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

2010, respectively. Interest income related to these loans of $523 thousand is included in net investment income in the accompanying 2010 financial statements.

The Company borrowed $27 million and $15 million at an interest rate of 3.25% from a former affiliate, Torchmark, on June 21, 2010 and November 12, 2010, respectively. These borrowings were repaid in full on July 21, 2010 and December 20, 2010, respectively. Interest expense related to these borrowings of $125 thousand is included in investment income in the accompanying 2010 financial statements.

During 2009, the Company loaned, in a series of notes $215 million to former affiliates Torchmark, Liberty National, and TMK Re. These notes had an interest rate of 3.25%, and $45 million remained outstanding at December 31, 2009, which were subsequently repaid during 2010. Interest income of $366 thousand was included in net investment income in 2010.

PLC has contracts with its affiliates under which it supplies investment, legal and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $4.7 million under these contracts for the year ending December 31, 2011. The Company paid no amounts under these contracts for the year ending December 31, 2010.

The Company previously had an investment management agreement with Torchmark, a former affiliate. The Company was charged a fee based on the total value of securities managed. Total investment management fees paid to Torchmark was $2.0 million in 2010. Torchmark performed certain additional administrative services for the Company for which it was charged $0.2 million in 2010. The Company reimbursed Torchmark for general expenses paid on behalf of the Company. Torchmark also reimbursed the Company for general expenses incurred by the Company on behalf of Torchmark.

The Company paid commissions to Liberty National for certain of the Company’s policies sold by Liberty National agents. The amounts of commissions were $0.8 million in 2010.

The Company was charged for space, equipment, and services provided by Liberty National amounting to $1.3 million in 2010.

As more fully discussed in Note 4, reinsurance agreements exist between the Company, and former affiliates. However, the Company had no reinsurance agreements with affiliates at December 31, 2011 or December 31, 2010.

The Company serves as a sponsor to seven separate accounts at December 31, 2011.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

9.	CAPITAL AND SURPLUS AND SHAREHOLDER’S DIVIDEND RESTRICTIONS

The Company has 500,000 common stock shares authorized, issued and outstanding with a $6.00 per share par value. The Company has no preferred stock outstanding.

Dividends and distributions on common stock are non-cumulative and are paid as determined by the Board of Directors. Normally, dividends and distributions may be paid without approval of the Insurance Commissioner of the State of Nebraska in an amount up to the greater of 10% of policyholders’ surplus as of the preceding December 31, or the Company’s net gain from operations for the preceding year reduced by dividends or distributions paid within the preceding twelve months. The Company paid no dividends to PLICO during 2011. The Company paid $37.1 million of cash distributions on common stock to Liberty National during 2010. On December 20, 2010, the Company also paid an extraordinary dividend of $304.7 million consisting of bonds and accrued interest of $117.6 million, preferred stock and accrued dividends of $190.9 million, offset by cash received from Liberty National of $3.7 million. During 2012, the Company can pay $20.8 million in distributions without the approval of the Insurance Commissioner of the State of Nebraska.

The portion of unassigned surplus reduced by each item below at December 31, 2011 and 2010, is as follows:

	($ in thousands)
	2011	2010

Net unrealized losses, net of tax	$0	$0
Nonadmitted assets	(52,660)	(45,607)
Asset valuation reserve	(1,486)	0

10.	COMMITMENTS AND CONTINGENCIES

Reinsurance —The Company reinsures the portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 thousand per life. The Company would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 4, the Company does not assume insurance risks of other companies.

Litigation — A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party’s perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

Collateral Requirements — The Company requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of the Company’s investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

Assessments — In most states, under insurance guaranty fund laws, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength. At December 31, 2011, the Company accrued a liability of $1.1 million for estimated future assessments. The Company accrued a related asset for estimated future premium tax credits of $930 thousand at December 31, 2011, the realization of which will commence once the underlying assessments are made by the applicable state and subsequently paid by the Company. In addition at December 31, 2011, an asset of $70 thousand relates to assessments already paid that will be taken as credits on future premium tax returns. At December 31, 2011 the Company is not aware of any assessments that have a material effect on the financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

11.	SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

•	Variable Life
•	Variable Annuities

These products are included within the Separate Accounts pursuant to Nebraska Code §44-402.01.

In accordance with the products recorded within the Separate Account, all of the Company’s assets are considered legally insulated from the General Account. As of December 31, 2011 and 2010, the Company Separate Account statement included legally insulated assets of $635.7 million and $770.9 million, respectively. The assets legally insulated from the General Account as of December 31, 2011 are attributed to the following products:

($ in thousands)
(1)	(2)	(4)
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
Variable Life	$147,769	$0
Variable Annuities	487,919	0
Total	$635,688	$0

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2011, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $17.1 million. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $6.5 million and $6.7 million for the years ending December 31, 2011 and December 31, 2010, respectively.

During 2011, the General Account paid $0.3 million toward Separate Account guarantees. The total Separate Account guarantees paid by the General Account for the preceding four years ending December 31, 2010, 2009, 2008 and 2007 were $0.8 million, $1.9 million, $1.0 million, and $1.0 million, respectively.

The Company did not have securities lending transactions within the Separate Account during either 2011 or 2010.

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

Information regarding the Company’s non-guaranteed Separate Accounts is as follows:

			2011	2010
			($ in thousands)
1.		Premiums, consideration or deposits for the year ended December 31	$11,856	$13,347
2.		Reserves at December 31
	I.	For accounts with assets at:
		a. Market value	$627,733	$763,396
		b. Amortized cost	0	0
		Total reserves	$627,733	$763,396
	II.	By withdrawal characteristics:
		a. Subject to discretionary withdrawals	$0	$0
		b. With MV adjustment	0	0
		c. At book value without MV adjustment and with current surrender charge of 5% or more	0	0
		d. At market value	627,733	763,396
		e. At book value without MV adjustment and with current surrender charge less than 5%	0	0
		f. Subtotal	627,733	763,396
		g. Not subject to discretionary withdrawal	0	0
	h.	Total	$627,733	$763,396

Reconciliation of Net Transfers to (from) Separate Accounts is as follows:

	2011	2010
	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$12,101	$13,346
Transfers from Separate Accounts	36,878	37,348
Net transfers to (from) Separate Accounts	$(24,777)	$(24,002)

UNITED INVESTORS LIFE INSURANCE COMPANY
NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
as of and for the years ended December 31, 2011 and 2010

12.	RECONCILIATION TO THE ANNUAL STATEMENT

The accompanying statutory-basis financial statements differ from the amounts shown in the Company’s statutory annual statement for 2010. Following is a reconciliation of account balances ($in thousands) as reported to state regulatory authorities to amounts reported herein (the 2010 adjustments do not change total cash and invested assets, capital and surplus, or net change in cash and short-term investment amounts):

2010
ADMITTED ASSETS - INVESTMENTS:

Total cash and invested assets as reported in the Company’s Annual Statement	$758,431
Adjustment to preferred stock	(24,785)
Adjustment to bonds	24,785

Total cash and invested assets as reported in the accompanying statutory-basis statements of admitted assets	$758,431

CHANGES IN CAPITAL AND SURPLUS:

Capital and Suplus at December 31, 2010 as reported in the Company’s Annual Statement	$186,446
Transfer of net assets to former affiliate pursuant to the purchase agreement	(5,883)
Dividends to stockholders	5,883

Capital and Suplus at December 31, 2010 as reported in the accompanying statutory-basis statements of changes in capital and surplus	$186,446

STATEMENT OF CASH FLOWS - OPERATING ACTIVITIES:

Net cash provided by operating activities as reported in the Company’s
Annual Statement	$64,483
Adjustment to federal and foreign income taxes paid	(4,168)
Net cash provided by operating activities as reported in the accompanying statutory-basis statements of cash flows	$60,315

STATEMENT OF CASH FLOWS - FINANCING AND MISCELLANEOUS SOURCES (USES):

Net cash used in financing and miscellaneous uses as reported in the Company’s Annual
Statement	$(5,388)
Adjustment to dividends to stockholders	4,380
Adjustment to other cash provided	(212)
Net cash used in financing and miscellaneous uses as reported in the accompanying statutory-basis statements of cash flows	$(1,220)

SUPPLEMENTAL SCHEDULES

UNITED INVESTORS LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY-BASIS FINANCIAL DATA
as of December 31, 2011

($ in thousands)

Investment Income:
Government bonds	$434
Other bonds (unaffiliated)	44,417
Preferred stock (unaffiliated)	2,064
Contract loans	1,552
Short-term investments and cash on deposit	0
Investment income on funds withheld on assumed annuity business	28
Gross investment income	$48,495
Bonds & short term investments by class and maturity:
Bonds and short term investments by maturity - statement value
Due within one year	$5,195
Over 1 year through 5 years	13,547
Over 5 years through 10 years	110,020
Over 10 years through 20 years	146,741
Over 20 years	449,978
Total by maturity	$725,481
Bonds and short term investments by class - statement value
Class 1	$336,729
Class 2	386,303
Class 3	0
Class 4	0
Class 5	2,449
Class 6	0
Total by class	$725,481
Total bonds and short term publicly traded	$675,131
Total bonds and short term privately placed	$50,350
Short term investments - book value	$0
Cash on deposit and equivalents	$8,037

See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY-BASIS FINANCIAL DATA
as of December 31, 2011

($ in thousands)
Life insurance in force:
Ordinary	$10,954,161
Group	$1,318,428

Amount of accidental death insurance in force under Ordinary policies	$29,082
Life insurance policies with disability provisions in force:
Ordinary	$113,812
Group	$0
Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$223
Income payable	$0
Ordinary - involving life contingencies
Income payable	$0
Annuities:
Ordinary
Immediate - amount of income payable	$1,000
Deferred - not fully paid - account balance	106,879

See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS LIFE INSURANCE COMPANY
SUMMARY INVESTMENT SCHEDULE
as of December 31, 2011

	Gross Investment Holdings		Admitted Assets
	Amounts	Percentage	Amount	Percentage
Bonds		($ in thousands)
US Treasury securities	$12,285	1.5%	$12,285	1.5%
US Government agency obligations
Issued by US Government agencies	153	0.0	153	0.0
Issued by US Government sponsered agencies	10,000	1.3	10,000	1.3
Non-US Government
Securities issued by state, territories and posssessions and political subdivisions in the US
States, territories and possessions general obligations
Political subdivisions of states territories and possessions and polictical subdivisions
Revenue and assessment obligations	74,786	9.5	74,786	9.5
Industrial development and similar obligations
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Guaranteed by GNMA
Issued by FNMA and FHLMC
CMO and REMIC
Issued by GNMA,FNMA and FHLMC	3,615	0.4	3,615	0.4
All other	6,131	0.8	6,131	0.8
Other debt and other fixed income securities
(excluding short term):
Unaffiliated domestic securities	556,931	70.5	556,931	70.5
Unaffiliated foreign securities	61,580	7.8	61,580	7.8
Preferred stocks:
Unaffiliated	25,099	3.2	25,099	3.2
Mortgage loans:
Single family residential properties
Commercial loans
Contract loans	31,431	4.0	31,426	4.0
Receivables for securities	1	0.0	1	0.0
Cash and short term investments	8,037	1.0	8,037	1.0
Total invested assets	$790,049	100.0%	$790,044	100.0%

See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS LIFE INSURANCE C0MPANY
SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
as of December 31, 2011

1.	The Company’s total admitted assets (excluding Separate Accounts) as of December 31, 2011 were $859.5 million.

2.
State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans.

Investment Category	Amortized Cost	% of Admitted Assets
	($in thousands)
Bonds:
Muni Elec Auth Of Georgia	$25,000	2.9%
Transalta Corp	24,669	2.9%
Pepco Holdings Inc	19,953	2.3%
Upper Saint Clair Twp Pa Sch Dist	18,753	2.2%
Martin Marietta Materials	16,788	2.0%
Chubb Corp	16,273	1.9%
Berkshire Hathaway Inc	15,740	1.8%
Mesa Az Utility Sys Revenue	15,099	1.8%
San Antonio Tx Elec & Gas Revenue	15,000	1.7%
Shell International Fin	14,924	1.7%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and short term by NAIC rating.

Investment Category	Amortized Cost	% of Admitted Assets
	($ in thousands)
Bonds, short term investments:
NAIC Rated 1	$336,729	39.2%
NAIC Rated 2	386,303	44.9%
NAIC Rated 3	0	0.0%
NAIC Rated 4	0	0.0%
NAIC Rated 5	2,449	0.3%
NAIC Rated 6	0	0.0%
Preferred stocks:
NAIC Rated 2	25,099	2.9%

(Continued)

See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS LIFE INSURANCE C0MPANY
SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
as of December 31, 2011

4.	State the amounts and percentages of the reporting entity’s total admitted assets held in foreign investments:

	4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets. No.

	4.02	Total admitted assets held in foreign investments of $52.1 million (6.1% of total admitted assets).

	4.03	Foreign-currency denominated investments of $0

	4.04	Insurance liabilities denominated in that same foreign currency of $0

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1	$47,136	5.5%
Countries rated NAIC-2	5,000	0.6

6.	The Company’s largest foreign investment exposures in a single country, categorized by the country’s NAIC rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1
United Kingdom	$14,924	1.7%
Switzerland	11,096	1.3
Countries rated NAIC-2
Ireland	5,000	0.6

10.	The Company’s largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Rating	Book Value	% of Admitted Assets
		($ in thousands)

Shell International Fin	1FE	$14,924	1.7%
Swiss Reinsurance	1FE	11,096	1.3
Arch Cap Group Ltd	1FE	8,820	1.0
Barrick Gold Corp	2FE	5,489	0.6
Xl Capital Ltd	2FE	5,000	0.6
Axa Sa	2FE	4,313	0.5
Statoilhydro Asa	1FE	2,496	0.3

(Continued)

See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS LIFE INSURANCE C0MPANY
SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
as of December 31, 2011

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets. No

	11.02	Total admitted assets held in Canadian investments of $49.0 million or 5.7%.

	11.03	Canadian-currency-denominated investments of $0.

	11.04	Supporting Canadian-denominated insurance liabilities of $0.

	11.05	Unhedged Canadian currency exposure of $0.

13.	The amounts and percentages of admitted assets held in the largest 10 equity interests are as follows:

Issuer	Book Value	% of Admitted Assets
	($ in thousands)
Centaur Funding Corp	$11,413	1.3%
Fifth Third Cap Tr Vi	11,191	1.3
BB&T Corporation	2,495	0.3

Note: Interrogatories 7 through 9, 12, and 14 through 23 were not applicable.

(Concluded)
See Independent Auditors’ Report and Notes to the Statutory-Basis Financial Statements

UNITED INVESTORS
ANNUITY VARIABLE ACCOUNT

OF UNITED INVESTORS
LIFE INSURANCE COMPANY

REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

FOR THE YEAR ENDED DECEMBER 31, 2011

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Index
Page(s)

Report of Independent Registered Public Accounting Firm	2

Report of Independent Registered Public Accounting Firm	3

Statement of Assets and Liabilities, December 31, 2011	4

Statement of Operations for the year ended December 31, 2011	5

Statement of Changes in Net Assets
for the years ended December 31, 2011 and December 31, 2010	6 - 7

Notes to Financial Statements	8 - 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of the United Investor Annuity Variable Account
and Board of Directors of United Investors Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts as listed in Note 1 to such financial statements of the United Investor Annuity Variable Account (the “Separate Account”) at December 31, 2011, the results of their operations and the changes in their net assets for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of United Investors Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provides a reasonable basis for our opinion

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama

April 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
United Investors Life Insurance Company
and the Contract Owners of the
United Investors Annuity Variable Account:

We have audited the accompanying statement of changes in net assets of each of the subaccounts (“portfolios,” for the purpose of this report) that include the Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International Growth, Money Market, Science and Technology, and Small Cap Growth portfolios that comprise the United Investors Annuity Variable Account (the “Annuity Variable Account”) for the year ended December 31, 2010, and the unit values and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Annuity Variable Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Annuity Variable Account is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Annuity Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at December 31, 2010, by correspondence with the investment company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the changes in net assets of each of the respective portfolios of the Annuity Variable Account for the year ended December 31, 2010, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas
April 28, 2011

United Investors Annuity Variable Account
of United Investors Life Insurance Company

Statement of Assets and Liabilities

December 31, 2011

	Asset Strategy Subaccount	Balanced Subaccount	Bond Subaccount	Core Equity Subaccount	Growth Subaccount	High Income Subaccount	International Growth Subaccount	Money Market Subaccount	Science and Technology Subaccount	Small Cap Growth Subaccount
ASSETS

Investments in underlying portfolio funds, at current fair value	$42,016,181	$19,722,647	$29,808,768	$94,981,309	$104,348,033	$24,145,814	$24,607,048	$6,293,443	$37,538,203	$39,115,250
Dividends and other receivables	—	—	—	—	—	—	—	—	—

Total assets	42,016,181	19,722,647	29,808,768	94,981,309	104,348,033	24,145,814	24,607,048	6,293,443	37,538,203	39,115,250

LIABILITIES

Liabilities - other payables	10,694	5,132	7,846	(15,172)	19,445	6,398	(574)	81,843	(7,617)	1,403

Net assets	$42,005,487	$19,717,515	$29,800,922	$94,996,481	$104,328,588	$24,139,416	$24,607,622	$6,211,600	$37,545,820	$39,113,847

Units Outstanding	10,109,930	6,878,014	7,650,834	21,889,253	13,246,195	4,977,645	9,742,200	3,101,142	7,217,465	8,966,130

Shares Owned in each Portfolio	4,613,259	2,187,807	5,135,901	8,117,159	10,239,334	7,062,658	3,132,262	6,293,443	2,462,038	4,187,211

Fair Value per Share	$9.11	$9.01	$5.80	$11.70	$10.19	$3.42	$7.86	$1.00	$15.25	$9.34

See accompanying notes to financial statements

4

United Investors Annuity Variable Account
of United Investors Life Insurance Company

Statement of Operations

December 31, 2011

	Asset Strategy Subaccount	Balanced Subaccount	Bond Subaccount	Core Equity Subaccount	Growth Subaccount	High Income Subaccount	International Growth Subaccount	Money Market Subaccount	Science and Technology Subaccount	Small Cap Growth Subaccount
REVENUE

Dividend income	$532,386	$331,595	$792,245	$380,799	$463,226	$1,849,540	$123,500	$1,456	$—	$—

EXPENSES

Mortality and expense risk charges	1,416,865	147,005	206,854	709,642	780,796	174,984	198,614	50,669	301,955	319,297

Net investment income (loss)	(884,479)	184,590	585,391	(328,843)	(317,570)	1,674,556	(75,114)	(49,213)	(301,955)	(319,297)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on redemption of investment shares	1,629,977	1,133,127	301,709	2,494,516	4,462,696	126,673	672,292	—	1,451,896	1,684,003
Capital gain distributions	—	1,747,259	195,603	3,408,022	4,223,596	—	—	—	1,630,740	414,239
Net realized gain (loss) on investments	1,629,977	2,880,386	497,312	5,902,538	8,686,292	126,673	672,292	—	3,082,636	2,098,242

Change in unrealized appreciation (depreciation) on investments	(5,314,607)	(2,439,745)	822,232	(4,025,692)	(6,454,023)	(622,350)	(2,808,654)	—	(5,110,685)	(6,784,275)

Net realized and unrealized gain (loss) on investments	(3,684,630)	440,641	1,319,544	1,876,846	2,232,269	(495,677)	(2,136,362)	—	(2,028,049)	(4,686,033)

Net increase (decrease) in net assets resulting from operations	$(4,569,109)	$625,231	$1,904,935	$1,548,003	$1,914,699	$1,178,879	$(2,211,476)	$(49,213)	$(2,330,004)	$(5,005,330)

See accompanying notes to financial statements.

5

United Investors Annuity Variable Account
of United Investors Life Insurance Company

Statement of Changes in Net Assets
For the year ended December 31, 2011

	Asset Strategy Subaccount	Balanced Subaccount	Bond Subaccount	Core Equity Subaccount	Growth Subaccount	High Income Subaccount	International Growth Subaccount	Money Market Subaccount	Science and Technology Subaccount	Small Cap Growth Subaccount
OPERATIONS

Net investment income (loss)	$(884,479)	$184,590	$585,391	$(328,843)	$(317,570)	$1,674,556	$(75,114)	$(49,213)	$(301,955)	$(319,297)

Net realized gain (loss) on investments	1,629,977	2,880,386	497,312	5,902,538	8,686,292	126,673	672,292	—	3,082,636	2,098,242

Change in unrealized appreciation (depreciation) of investments	(5,314,607)	(2,439,745)	822,232	(4,025,692)	(6,454,023)	(622,350)	(2,808,654)	—	(5,110,685)	(6,784,275)

Net increase (decrease) in net assets resulting from operations	(4,569,109)	625,231	1,904,935	1,548,003	1,914,699	1,178,879	(2,211,476)	(49,213)	(2,330,004)	(5,005,330)

CONTRACT OWNERS’ TRANSACTIONS

Proceeds from sales	75,853	24,455	38,943	100,032	92,655	34,917	34,090	3,756,475	39,117	53,331
Net transfer (to) from affiliate and sub accounts	331,832	324,103	1,523,691	(1,054,608)	(2,322,672)	1,327,360	(779,231)	153,445	(1,170,340)	(1,365,026)
Payments for redemptions	(10,335,611)	(5,017,401)	(5,468,439)	(18,813,704)	(20,330,896)	(5,518,020)	(5,709,718)	(5,145,481)	(8,738,668)	(8,566,632)
Administrative expense	(23,470)	(8,356)	(8,528)	(28,918)	(29,748)	(7,975)	(12,821)	(2,384)	(22,246)	(18,163)
Sales expenses	(40,079)	(19,608)	(24,268)	(106,096)	(119,183)	(21,592)	(29,712)	(8,823)	(43,750)	(50,928)

Net increase (decrease) from contract owners’ transactions	(9,991,475)	(4,696,807)	(3,938,601)	(19,903,294)	(22,709,844)	(4,185,310)	(6,497,392)	(1,246,768)	(9,935,887)	(9,947,418)

Total increase (decrease) in net assets	(14,560,584)	(4,071,576)	(2,033,666)	(18,355,291)	(20,795,145)	(3,006,431)	(8,708,868)	(1,295,981)	(12,265,891)	(14,952,748)

NET ASSETS

Beginning of period	56,566,071	23,789,091	31,834,588	113,351,772	125,123,733	27,145,847	33,316,490	7,507,581	49,811,711	54,066,595

End of period	$42,005,487	$19,717,515	$29,800,922	$94,996,481	$104,328,588	$24,139,416	$24,607,622	$6,211,600	$37,545,820	$39,113,847
	—	—	—	—	—	—	—	—	—	—

See accompanying notes to financial statements.
6

United Investors Annuity Variable Account
of United Investors Life Insurance Company

Statement of Changes in Net Assets
For the year ended December 31, 2010

	Asset Strategy Subaccount	Balanced Subaccount	Bond Subaccount	Core Equity Subaccount	Growth Subaccount	High Income Subaccount	International Growth Subaccount	Money Market Subaccount	Science and Technology Subaccount	Small Cap Growth Subaccount
OPERATIONS

Net investment income (loss)	$113,087	$586,485	$1,085,981	$102,039	$(319,952)	$1,856,750	$24,653	$(77,343)	$1,001,209	$(439,819)

Net realized gain (loss) on investments	523,851	950,977	242,064	(643,607)	2,388,536	(141,111)	(162,102)	—	403,599	(160,118)

Change in unrealized appreciation (depreciation) of investments	3,250,105	1,961,086	386,544	20,173,589	11,073,481	1,773,545	4,152,577	—	3,897,123	12,843,485

Net increase (decrease) in net assets resulting from
operations	3,887,043	3,498,548	1,714,589	19,632,021	13,142,065	3,489,184	4,015,128	(77,343)	5,301,931	12,243,548

CONTRACT OWNERS’ TRANSACTIONS

Sales Expense	(100,539)	(39,281)	(44,257)	(124,452)	(139,867)	(32,391)	(54,982)	(20,983)	(117,502)	(86,966)
Administrative Expense	(47,918)	(22,680)	(28,828)	(121,307)	(139,718)	(25,048)	(35,486)	(10,317)	(52,064)	(57,373)
Payments for Redemptions	(9,738,793)	(4,674,320)	(6,458,173)	(17,840,849)	(20,677,981)	(4,718,865)	(5,413,912)	(6,006,073)	(8,363,212)	(8,554,354)
Premium Deposits and Net Transfers*	(700,955)	385,742	2,097,280	(589,264)	(1,384,889)	783,529	(145,351)	1,919,445	341,659	218,219

Net increase (decrease) from contract owners’ transactions	(10,588,205)	(4,350,539)	(4,433,978)	(18,675,872)	(22,342,455)	(3,992,775)	(5,649,731)	(4,117,928)	(8,191,119)	(8,480,474)

Total increase (decrease) in net assets	(6,701,162)	(851,991)	(2,719,389)	956,149	(9,200,390)	(503,591)	(1,634,603)	(4,195,271)	(2,889,188)	3,763,074

NET ASSETS

Beginning of period	63,267,233	24,641,082	34,553,977	112,395,623	134,324,123	27,649,438	34,951,093	11,702,852	52,700,899	50,303,521

End of period	$56,566,071	$23,789,091	$31,834,588	$113,351,772	$125,123,733	$27,145,847	$33,316,490	$7,507,581	$49,811,711	$54,066,595

* Includes transfer activity from (to) other portfolios.

See accompanying notes to financial statements.
7

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(1) Organization

The United Investors Annuity Variable Account (the “Separate Account”) was established on December 8, 1981, and modified on January 5, 1987, as a segregated account of United Investors Life Insurance Company (“UILIC”) in connection with the issuance of annuity contracts (the “contracts”) by the United Investors Annuity Variable Account. Prior to December 31, 2010, UILIC was a wholly owned subsidiary of Torchmark Corporation. On December 31, 2010, Protective Life Insurance Company, a wholly owned subsidiary of Protective Life Corporation, purchased all of the outstanding stock of UILIC.

New policies are no longer being sold but holders of existing policies may make additional deposits. The investment options available under the contracts have been registered as a unit investment trust under the Investment Company Act of 1940.

As of December 31, 2011, the Separate Account is divided into 10 subaccounts. Each subaccount invests exclusively in shares of a single mutual fund. During the year ended December 31, 2011, assets were invested in all ten of the subaccounts as follows:

Ivy Funds VIP Asset Strategy	Ivy Funds VIP High Income
Ivy Funds VIP Balanced	Ivy Funds VIP International Growth
Ivy Funds VIP Bond	Ivy Funds VIP Money Market
Ivy Funds VIP Core Equity	Ivy Funds VIP Science and Technology
Ivy Funds VIP Growth	Ivy Funds VIP Small Cap Growth

(2) Significant Accounting Policies

Investments

Investments are made in the various portfolios in accordance with selections made by the contract owners. Such investments are made at the net asset value per share, reported by the respective portfolios.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded as income on the ex-dividend date. Realized gains and losses from sales of investment shares are reported on the weighted average cost basis. Capital gain distributions are included in net realized gain/(loss) on investments.

Accumulation unit valuation

On each day the New York Stock Exchange (the “Exchange”) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of UILIC. Under the provisions of the contracts, UILIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax. Management will periodically review the contract in the event of changes in tax law. Accordingly, a change may be made in future years for any federal income taxes that would be attributable to the contracts.

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the general account of UILIC.

8

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies, continued

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Annuity Payouts

Net assets allocated to contracts in the annuity payout (period) are computed according to the 1971 Individual Annuity Mortality Table. The assumed investment return is 4.0% per year unless the annuitant elects otherwise. The mortality risk is fully borne by UILIC and may result in additional amounts being transferred into the variable annuity account by UILIC to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Risks and Uncertainties

The Separate Account provides for various investment options in any combination of mutual funds. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities and the amounts reported in the statement of changes in net assets.

Accounting Pronouncements Recently Adopted

Accounting Standard Update (“ASU” or “Update”) No. 2010-06 — Fair Value Measurements and Disclosures —Improving Disclosures about Fair Value Measurements. In January of 2010, Financial Accounting Standards Board (“FASB”) issued an amendment to Subtopic 820-10 that requires the following new disclosures: 1) A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; 2) In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). In addition, this Update provides amendments to clarify existing fair value measurement disclosures with respect to the required level of detail (i.e. class of assets and liabilities) and inputs and valuation techniques used for Level 2 and Level 3 investments. In addition, this Update became effective for the Separate Account in 2010, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures were adopted by the Separate Account as of December 31, 2011 and did not have a material impact.

9

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies, continued

Fair Value Measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

●	Level 1:	Unadjusted quoted prices for identical assets or liabilities in an active market.
●	Level 2:	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets in active markets

b)	Quoted prices for identical or similar assets in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

●	Level 3
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

10

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(3) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the year ended December 31, 2011 are as follows:

	Purchases	Sales
Ivy Funds VIP Asset Strategy	$2,588,339	$13,470,341
Ivy Funds VIP Balanced	2,965,524	5,732,447
Ivy Funds VIP Bond	3,986,472	7,145,810
Ivy Funds VIP Core Equity	6,188,972	23,062,261
Ivy Funds VIP Growth	6,419,751	25,241,510
Ivy Funds VIP High Income	4,082,077	6,594,519
Ivy Funds VIP International Growth	746,400	7,329,424
Ivy Funds VIP Money Market	9,320,499	10,537,276
Ivy Funds VIP Science and Technology	2,889,798	11,519,484
Ivy Funds VIP Small Cap Growth	1,595,014	11,462,366

(4) Expenses and Related Party Transactions

UILIC assumes mortality risks associated with the annuity contracts, as benefits paid to the contract owner or beneficiary may exceed contract value. UILIC also incurs all expenses involving administration and maintenance of the contracts, which may exceed charges assessed. In return, UILIC assesses a daily charge through a reduction in unit value based on assets for mortality and expense risk which amounts to an aggregate of 0.90% per annum. Additionally, UILIC assesses against each contract participating in the Separate Account a records maintenance charge of 0.85% through a redemption of units on each of the first 10 contract anniversaries following the receipt of a premium deposit, In addition to the annual contract charge, UILIC deducts an administrative fee of $60.00 on each contract anniversary through a redemption of units to compensate UILIC for expenses in administering the United Investors Annuity Variable Account and the contract.

Proceeds payable on the redemption of units and early annuitizations are reduced by the amount of any applicable contingent deferred sales charge due to UILIC. The percentage charged (0.00% to 8.00%) is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date. A transaction charge of $20.00 will be charged through a reduction in units if more than four withdrawals occur during a contract year.

11

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

Notes to Financial Statements

(5) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2011 and 2010 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
Ivy Funds VIP Asset Strategy:
2011	448,830	2,858,228	(2,409,398)
2010	478,147	3,041,536	(2,563,389)

Ivy Funds VIP Balanced:
2011	311,361	1,930,041	(1,618,680)
2010	466,864	2,186,538	(1,719,674)

Ivy Funds VIP Bond:
2011	792,923	1,834,699	(1,041,776)
2010	926,079	2,150,337	(1,224,258)

Ivy Funds VIP Core Equity:
2011	546,479	4,972,395	(4,425,916)
2010	501,763	5,455,836	(4,954,073)

Ivy Funds VIP Growth:
2011	219,125	3,052,199	(2,833,074)
2010	238,518	3,421,628	(3,183,110)

Ivy Funds VIP High Income:
2011	461,428	1,323,476	(862,048)
2010	459,479	1,391,675	(932,196)

Ivy Funds VIP International Growth:
2011	226,200	2,597,944	(2,371,744)
2010	411,718	2,757,141	(2,345,423)

Ivy Funds VIP Money Market:
2011	4,630,063	5,244,549	(614,486)
2010	4,589,896	6,618,843	(2,028,947)

Ivy Funds VIP Science and Technology:
2011	219,156	1,943,827	(1,724,671)
2010	356,011	1,987,517	(1,631,506)

Ivy Funds VIP Small Cap Growth:
2011	239,849	2,253,119	(2,013,270)
2010	452,509	2,520,162	(2,067,653)

12

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

(6) Unit Values and Financial Highlights

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for the period ended December 31, 2011, were as follows:

	At December 31					For the year ended December 31
	Units		Unit Fair Value		Net Assets	Investment Income	Expense Ratio (b)		Total Return (c)
	(000s	)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
Ivy Funds VIP Asset Strategy:
2011	10,110		$4.155	$4.155	$42,005	1.08%	0.90%	0.90%	-8.04%	-8.04%
Ivy Funds VIP Balanced:
2011	6,878		2.867	2.867	19,718	1.52%	0.90%	0.90%	2.38%	2.38%
Ivy Funds VIP Bond:
2011	7,651		3.895	3.895	29,801	2.57%	0.90%	0.90%	6.37%	6.37%
Ivy Funds VIP Core Equity:
2011	21,889		4.340	4.340	94,996	0.37%	0.90%	0.90%	0.74%	0.74%
Ivy Funds VIP Growth:
2011	13,246		7.876	7.876	104,329	0.40%	0.90%	0.90%	1.21%	1.21%
Ivy Funds VIP High Income:
2011	4,978		4.850	4.850	24,139	7.21%	0.90%	0.90%	4.31%	4.31%
Ivy Funds VIP International Growth:
2011	9,742		2.526	2.526	24,608	0.43%	0.90%	0.90%	-8.15%	-8.15%
Ivy Funds VIP Money Market:
2011	3,101		2.003	2.003	6,212	0.02%	0.90%	0.90%	0.89%	0.89%
Ivy Funds VIP Science and Technology:
2011	7,217		5.202	5.202	37,546	N/A	0.90%	0.90%	-6.62%	-6.62%
Ivy Funds VIP Small Cap Growth:
2011	8,966		4.362	4.362	39,114	N/A	0.90%	0.90%	-11.41%	-11.41%

13

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
OF UNITED INVESTORS LIFE INSURANCE COMPANY

6) Unit Values and Financial Highlights, continued

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the four years in the period ended December 31, 2010, were as follows:

	At December 31					For the year ended December 31
				Net		Investment
	Units		Unit	Assets		Income	Expense	Total
	(000s	)	Value	(000s	)	Ratio (d)	Ratio (e)	Return (d)
Ivy Funds VIP Asset Strategy:
2010	12,519		$4.518	$56,566		1.09%	0.90%	6.76%
2009	15,083		4.195	63,267		10.68%	0.89%	21.51%
2008	18,171		3.384	61,485		6.56%	0.90%	-28.15%
2007	22,917		4.603	105,494		5.46%	0.90%	36.42%
Ivy Funds VIP Balanced:
2010	8,497		2.800	23,789		3.39%	0.89%	14.90%
2009	10,216		2.412	24,641		2.66%	0.90%	10.68%
2008	13,454		2.149	28,907		0.15%	0.90%	-23.50%
2007	18,471		2.746	50,712		1.24%	0.90%	11.97%
Ivy Funds VIP Bond:
2010	8,693		3.662	31,835		4.10%	0.90%	5.06%
2009	9,917		3.484	34,554		3.92%	0.90%	6.06%
2008	11,784		3.284	38,693		0.08%	0.90%	-0.76%
2007	13,826		3.300	45,630		4.35%	0.90%	4.68%
Ivy Funds VIP Core Equity:
2010	26,315		4.308	113,352		0.99%	0.89%	18.16%
2009	31,269		3.594	112,396		1.02%	0.90%	20.27%
2008	38,716		2.921	113,091		2.58%	0.90%	-40.85%
2007	50,887		4.524	230,237		8.76%	0.90%	12.28%
Ivy Funds VIP Growth:
2010	16,078		7.782	125,124		0.64%	0.90%	10.65%
2009	19,261		6.974	134,324		3.22%	0.90%	22.91%
2008	23,781		5.532	131,548		0.90%	0.90%	-43.16%
2007	31,052		8.769	272,308		2.30%	0.90%	21.96%
Ivy Funds VIP High Income:
2010	5,840		4.649	27,146		7.79%	0.90%	12.95%
2009	6,772		4.083	27,649		9.11%	0.89%	36.75%
2008	7,935		2.811	22,303		0.56%	0.90%	-23.00%
2007	10,680		3.632	38,786		6.82%	0.90%	3.17%

14

(6) Unit Values and Financial Highlights, continued

	At December 31					For the year ended December 31
				Net		Investment
	Units		Unit	Assets		Income	Expense	Total
	(000s	)	Value	(000s	)	Ratio (d)	Ratio (e)	Return (d)
Ivy Funds VIP International Growth:
2010	12,114		$2.750	$33,316		0.97%	0.90%	12.55%
2009	14,460		2.417	34,951		1.60%	0.89%	22.51%
2008	17,750		1.920	34,082		2.03%	0.90%	-52.50%
2007	23,769		3.353	79,698		2.89%	0.90%	18.41%
Ivy Funds VIP Money Market:
2010	3,715		2.021	7,508		0.08%	0.89%	-0.81%
2009	5,744		2.037	11,703		0.99%	0.90%	0.10%
2008	7,944		2.013	15,992		2.15%	0.90%	1.25%
2007	6,491		2.010	13,044		4.50%	0.89%	3.61%
Ivy Funds VIP Science and Technology:
2010	8,942		5.571	49,812		2.95%	0.90%	10.91%
2009	10,573		4.984	52,701		6.55%	0.89%	35.70%
2008	12,468		3.491	43,531		2.48%	0.90%	-39.99%
2007	16,520		5.337	88,167		17.43%	0.90%	20.95%
Ivy Funds VIP Small Cap Growth:
2010	10,979		4.924	54,067		N/A	0.89%	24.90%
2009	13,047		3.856	50,304		0.43%	0.89%	28.79%
2008	15,919		2.885	45,923		1.36%	0.90%	-51.14%
2007	21,258		4.791	101,851		8.60%	0.90%	11.94%

(a) This ratio represents dividends recorded by the division from the underlying mutual fund divided by the average net assets. This ratio excludes the Expense Ratio. N/A is noted if the fund did not pay any dividends.

(b) This ratio represents the annualized policy expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of policy owner units are excluded.

(c) Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

(d) Based on average assets for the period.

(e) Based on average assets for the period and only includes expenses borne directly by United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reduction in unit values.

(7) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2011, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

15

PART C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements All required financial statements are included in Part B of this Registration Statement.
(b)	Exhibits
1.	Resolution of the Board of Directors of United Investors Life Insurance Company (“United Investors”) authorizing establishment of the United Investors Annuity Variable Account.(2)
2.	Custody Agreements: Not Applicable.
3.	(a)	Principal Underwriting Agreement.(5)
		i.	Amendment to Principal Underwriting Agreement.(15)
		ii.	Second Amendment to Principal Underwriting Agreement(14)
		iii.	Third Amendment to Principal Underwriting Agreement(15)
		iv.	Fourth Amendment to Principal Underwriting Agreement(16)
	(b)	Limited Selling Agreement.(11)
	(c)	Principal Underwriting Agreement(16)
	(d)	Rule 22c-2 Shareholder Information Agreement(15)
4.	(a)	Annuity Policy, Form VA92.(4)
	(b)	Annuity Policy, Form VA87.(9)
	(c)	Death Benefit Endorsement, Form DBEND.(6)
	(d)	Variable Annuity Endorsement, Form ENDVA.(6)
	(e)	Fixed Account Rider, Form FA95.(7)
	(f)	Death Benefit and Withdrawals Endorsement, Form VE98.(9)
	(g)	Death Benefit and Withdrawals Endorsement, Form VE02.(13)
	(h)	Waiver of Withdrawal Charges Rider, Form VAWR.(13)
	(i)	Individual Retirement Annuity Endorsement, Form IRAA02.(12)
	(j)	Roth Individual Retirement Annuity Endorsement, Form RIRA02.(12)
5.	Application.(3)
6.	(a)	Amended and Restated Certificate of Incorporation of United Investors.(17)
	(b)	Amended and Restated By-Laws of United Investors.(17)
7.	Reinsurance Contracts: Not Applicable.
8.	(a)	(1)	Participation Agreement for W&R Target Funds, Inc.(10)
		(2)	First Amendment of Participation Agreement.(10)
		(3)	Second Amendment of Participation Agreement.(10)
	(b)	Form of Administration Agreement: Not Applicable
9.	Opinion and consent of John H. Livingston, Esquire.(16)
10.	(a)	Consent of Sutherland Asbill & Brennan LLP.(1)
	( b)	Consent of PricewaterhouseCoopers LLP.(1)
	(c)	Consent of Deloitte & Touche LLP.(1)
11.	Financial statements omitted from Item 23: Not Applicable.
12.	Agreements/understandings for providing initial capital: Not Applicable.
13.	Performance Data Calculations.(7)
14.	Power of Attorney(1)

(1)	Filed herewith.
(2)
Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on February 13, 1987 as an Exhibit to initial Form N-4 Registration Statement, File No. 33-12000).

(3)
Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on May 27, 1987 as an Exhibit to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 33-12000).

(4)
Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 15, 1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-12000).

(5)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.
(6)
Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 26, 1994 as an Exhibit to Post-Effective Amendment No. 9 to Form N-4 Registration Statement, File No. 33-12000).

(7)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 11 to Form N-4 Registration Statement, File No. 33-12000, filed on February 27, 1996.
(8)
Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 30, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).

(9)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 15 to Form N-4 Registration Statement, File No. 33-12000, filed on February 24, 1999.
(10)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.
(11)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-89797, filed April 29, 2002.
(12)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-43022, filed April 30, 2003.
(13)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 20 to Form N-4 Registration Statement, File No. 33-12000, filed April 30, 2003.
(14)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to Form N-6 Registration Statement, File No. 333-26505, filed April 30, 2004.
(15)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 12 to Form N-6 Registration Statement, File No. 333-26505, filed April 27, 2007.
(16)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 15 to Form N-6 Registration Statement, File No. 333-26505. filed April 30, 2010.
(17)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 16 to Form N-6 Registration Statement, File No. 333-26505, filed on April 29, 2011.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address* Berko, Edward M Bielen, Richard J. Black, Lance P. Cyphert, Mark Johns, John D. Johnson, Carolyn M
Position and Offices with Depositor
Executive Vice President and Chief Risk Officer
Vice Chairman, Chief Financial Officer and Director
Senior Vice President and Treasurer
Senior Vice President and Chief Information Officer
Chairman of the Board, Chief Executive Officer and Director
President and Director

Name and Principal Business Address* Kibler, Paul N King, Carolyn Long, Deborah J.	Position and Offices with Depositor Director Senior Vice President, Acquisitions and Corporate Development Executive Vice President, General Counsel, Secretary and Director
Passafiume, Philip E Prior, Charles M John F. Simon Stuenkel, Wayne E. Thigpen, Carl S. Walker, Steven G.
Senior Vice President and Director of Fixed Income
Senior Vice President, Mortgage Loans
Senior Vice President and Chief Product Actuary
Senior Vice President
Executive Vice President, Chief Investment Officer and Director
Senior Vice President, Controller , and Chief Accounting Officer

*	The principal business address of each person listed is United Investors Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

      The Registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Insurance Company. Protective Life Insurance Company is a wholly owned subsidiary of Protective Life Corporation (PLC). Various companies and other entities controlled by PLC may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of PLC for the fiscal year ended December 31, 2011 (File No. 001-11339) filed with the Commission on February 28, 2012.

Item 27. Number of Policy Owners

As of March 31, 2012, there were 9,137 owners of the Policies.

Item 28. Indemnification

     Article XI of the By-laws of United Investors provides, in substance, that any of United Investors’ directors and officers, who is a party or is threatened to be made a party to any threatened, pending, or completed claim, action, suit or proceeding, other than an action by or in the right of United Investors, by reason of the fact that he is or was an officer or director, shall be indemnified by United Investors against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of United Investors and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of United Investors to procure a judgment in its favor, such person shall be indemnified by United Investors against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of United Investors, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to United Investors unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by United Investors.

against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by United Investors only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

     In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

     (a) As of February 1, 2010, Comerica Securities, Inc. is the principal underwriter of the Policies issued pursuant to applications received by us on or after that date, as defined in the Investment Company Act of 1940. It is not the principal underwriter for any other investment companies. Prior to that date, Sterne Agee Financial Services, Inc. was the principal underwriter of the Policies. Its principal underwriting agreement terminated as of January 31, 2010.

     (b) The following table provides certain information with respect to the principal officers and directors of Comerica Securities, Inc.

Name and Principal Business Address*
Ross E. Rogers
David K. Skolnik
Julia C. Wellborn
Crescenzo Christopher Scotto Divetta
David T. Doyle
Eileen M. Ashley
Cindy J. Higgins
Randy B. Nobles
Ralph Pierro
Alejandro R. Rossini
Peter L. Sefzik
Marc Scheuer
Michael C. Wilson

Positions and Offices with the Underwriter
Chairman, President and Chief Executive Officer
Executive Vice President
Executive Vice President
Senior Vice President, Chief Operating Officer, Treasurer & Director
Senior Vice President, Chief Compliance Officer and Director
Senior Vice President and Director
Senior Vice President and Director
Senior Vice President and Director
Senior Vice President
Senior Vice President and Director
Senior Vice President and Director
Senior Vice President
Director

*	The principal business address for the officers and directors listed is 201 W. Fort Street, Detroit, Michigan 48226.

(c)	Commissions Received By Principal Underwriter During Year Ended 12/31/11

	Net Underwriting	Compensation on	Brokerage
Name of Principal Underwriter	Discounts and Commissions	Redemption	Commissions	Compensation
Comerica Securities, Inc.	$60,000	None	N/A	None

Item 30. Location of Accounts and Records

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by United Investors at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings

     (a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United Investors at the address or phone number listed in the Prospectus.

     (d) United Investors Life Insurance Company represents that the fees and charges deducted under the annuity policy form, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

STATEMENT PURSUANT TO RULE 6c-7

United Investors and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, United Investors and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

SECTION 403(b) REPRESENTATIONS

United Investors represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 30th day of April, 2012.

UNITED INVESTORS ANNUITY
VARIABLE ACCOUNT (REGISTRANT)

By:	/s/ John D. Johns
John D. Johns
Director, Chairman of the Board and Chief Executive Officer

By:	UNITED INVESTORS LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/s/ John D. Johns
John D. Johns
Director, Chairman of the Board and Chief Executive Officer

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/S/ JOHN D. JOHNS
JOHN D. JOHNS	Director, Chairman of the Board	April 30, 2012
and Chief Executive Officer
*
RICHARD J. BIELEN	Vice Chairman, Chief Financial Officer	April 30, 2012
and Director
*
CAROLYN JOHNSON	President and Director	April 30, 2012
*
STEVEN G. WALKER	Senior Vice President, Controller, and	April 30, 2012
Chief Accounting Officer
*BY: /S/ MAX BERUEFFY
Max Berueffy
Attorney-in-Fact		April 30, 2012

Exhibit Index
10(A)	Consent of Sutherland Asbill & Brennan LLP
10(B)	Consent of PricewaterhouseCoopers LLP
10(C)	Consent of Deloitte & Touche LLP
14	Power of Attorney